UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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EMC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 26, 2009

Dear Shareholder:

        We cordially invite you to attend our 2009 Annual Meeting of Shareholders, which will be held on Wednesday, May 6, 2009, at 10:00 a.m., E.D.T., at EMC's facility at 176 South Street, Hopkinton, Massachusetts. A map with directions to the meeting is on the last page of the attached Proxy Statement.

        At this meeting you are being asked to:

  1.
  Elect the eleven members listed in the attached Proxy Statement to the Board of Directors,

  2.
  Ratify the selection by the Audit Committee of EMC's independent auditors, as described in the attached Proxy Statement,

  3.
  Approve an amendment to the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan to increase by 30 million the number of shares of Common Stock available for grant under such plan, as described in the attached Proxy Statement, and

  4.
  Approve an amendment to EMC's Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, as described in the attached Proxy Statement.

        Your Board of Directors recommends that you vote FOR each of these proposals. You are also being asked to act on a shareholder proposal. Your Board of Directors recommends that you vote AGAINST the shareholder proposal. You should carefully read the attached Proxy Statement, which contains detailed information about each of these proposals.

        If you plan to join us at the meeting, please go to www.emc.com/annualmeeting2009 to complete the registration form. The deadline for registration is April 29, 2009. All shareholders who attend the meeting will be required to present valid government-issued picture identification, such as a driver's license or passport. Check-in will begin at 9:00 a.m., E.D.T.

        Following completion of the scheduled business, we will report on EMC's operations and answer questions. We hope that you will be able to join us on May 6th.

                      Very truly yours,

                      JOSEPH M. TUCCI
                       Chairman, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

        Whether or not you plan to attend the meeting, please vote as soon as possible. We encourage you to vote by Internet. It is convenient and saves us significant postage and processing costs. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers about the Annual Meeting and Voting" beginning on page 1 of the attached Proxy Statement.

EMC CORPORATION

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

May 6, 2009

To the Shareholders:

        The Annual Meeting of Shareholders of EMC Corporation, a Massachusetts corporation, will be held at EMC's facility at 176 South Street, Hopkinton, Massachusetts, on Wednesday, May 6, 2009, at 10:00 a.m., E.D.T., for the following purposes:

  1.
  To elect the eleven members listed in the attached Proxy Statement to the Board of Directors.

  2.
  To ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC's independent auditors for the fiscal year ending December 31, 2009, as described in the attached Proxy Statement.

  3.
  To approve an amendment to the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan to increase by 30 million the number of shares of Common Stock available for grant under such plan, as described in the attached Proxy Statement.

  4.
  To approve an amendment to EMC's Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, as described in the attached Proxy Statement.

  5.
  To act upon a shareholder proposal, if properly presented.

  6.
  To transact any and all other business that may properly come before the meeting or any adjournments of the meeting.

        All shareholders of record at the close of business on March 5, 2009 are entitled to notice of and to vote at this meeting and any adjournments of the meeting.

        Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible. We encourage you to vote by Internet. It is convenient and saves us significant postage and processing costs. If you previously elected to access the 2009 Proxy Statement and Annual Report on Form 10-K for 2008 electronically, you must vote your proxy over the Internet. Otherwise, you may vote your shares via a toll-free telephone number or over the Internet. Additionally, if you received a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form for the 2009 Annual Meeting by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers about the Annual Meeting and Voting" beginning on page 1 of the attached Proxy Statement.

        EMC's Annual Report on Form 10-K for 2008 is enclosed.

                      By order of the Board of Directors

                      PAUL T. DACIER
                       Executive Vice President,
                      General Counsel and Assistant Secretary

March 26, 2009

Proxy Statement for the

Annual Meeting of Shareholders of

EMC CORPORATION

To Be Held on Wednesday, May 6, 2009

Page
Questions and Answers About the Annual Meeting and Voting	1
Corporate Governance	7
Board Independence and Committees	10
Proposal 1 Election of Directors	15
Proposal 2 Ratification of Selection of Independent Auditors	18
Proposal 3 Approval of an Amendment to the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan	19
Proposal 4 Approval of an Amendment to EMC's Bylaws to Reduce the Percentage of Shares Required for Shareholders to Call a Special Meeting of Shareholders	22
Shareholder Proposal	23
Security Ownership of Certain Beneficial Owners and Management	25
Equity Compensation Plan Information	27
Leadership and Compensation Committee Report	28
Compensation Discussion and Analysis	29
Summary	29
Named Executive Officers	31
Objectives of EMC's Executive Compensation Program	31
Overview of EMC's Executive Compensation Program	31
Elements of EMC's Executive Compensation Program	33
Compensation of Executive Officers	48
Summary Compensation Table	48
Grants of Plan-Based Awards	50
Outstanding Equity Awards at Fiscal Year-End	52
Option Exercises and Stock Vested	54
Pension Benefits	54
Nonqualified Deferred Compensation	54
Potential Payments Upon Termination or Change in Control	55
Director Compensation	64
Review and Approval of Transactions with Related Persons	66
Certain Transactions	67
Audit Committee Report	68
Shareholder Proposals for EMC's 2010 Annual Meeting	70
Advance Notice Provisions	70
Section 16(a) Beneficial Ownership Reporting Compliance	70
Householding	70

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains forward-looking statements, within the meaning of the Federal securities laws, about our business and prospects. The forward-looking statements do not include the potential impact of any mergers, acquisitions, divestitures, securities offerings or business combinations that may be announced or closed after the date hereof. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "plans," "intends," "expects," "goals" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including those described in Item 1A of Part I (Risk Factors) of our Annual Report on Form 10-K. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

EMC CORPORATION

PROXY STATEMENT

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        We are making these proxy materials available to you on or about March 26, 2009 on the Internet or by delivering printed versions of these materials to you by mail, in connection with the 2009 Annual Meeting of Shareholders of EMC Corporation, a Massachusetts corporation. The matters to be voted on at the Annual Meeting are set forth in the Notice of the Annual Meeting of Shareholders.

        You are invited to attend the Annual Meeting on Wednesday, May 6, 2009, beginning at 10:00 a.m., E.D.T., at EMC's facility at 176 South Street, Hopkinton, Massachusetts. A map with directions to the meeting is on the last page of this Proxy Statement.

What is included in these proxy materials?

        The following documents are included in these proxy materials and are available on our website at www.EMC.com/about/investor-relations:

  •
  Our Notice of Annual Meeting;

  •
  Our Proxy Statement; and

  •
  Our Annual Report on Form 10-K for 2008.

        If you received printed versions of these materials by mail, these materials also include a proxy card or voting instruction form.

How can I access the proxy materials and vote my shares?

        The instructions for accessing proxy materials and voting can be found in the information you received either by mail or by e-mail. Depending on how you received the proxy materials, you may vote by Internet, telephone or mail. We encourage you to vote by Internet.

        For shareholders who received a notice by mail about the Internet availability of the proxy materials:    You may access the proxy materials and voting instructions over the Internet via the web address provided in the notice. In order to access this material and vote, you will need the control number provided on the notice you received in the mail. You may vote by following the instructions on the notice or on the website.

        For shareholders who received a notice by e-mail:    You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to vote, you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.

        For shareholders who received the proxy materials by mail:    You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

What is the deadline for voting my shares if I do not vote in person at the Annual Meeting?

        If you are a shareholder of record and do not vote in person at the Annual Meeting, you may vote by Internet or by telephone until 11:59 p.m., E.D.T., on May 5, 2009.

        If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

        If you hold shares in the EMC Stock Fund through the EMC Corporation 401(k) Savings Plan, your voting instructions must be received by the plan trustee by 11:59 p.m., E.D.T., on May 1, 2009, for the trustee to vote your shares. You may not vote these shares in person at the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

        As explained in more detail below, we are pleased to be using the voluntary "notice and access" system adopted by the Securities and Exchange Commission (the "SEC") relating to delivery of the proxy materials over the Internet. As a result, we mailed to many of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. Shareholders who received the notice will have the ability to access the proxy materials over the Internet and to request a paper copy of the proxy materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how shareholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

What are the "notice and access" rules and how do they affect the delivery of the proxy materials?

        The SEC's notice and access rules allow us to deliver proxy materials to our shareholders by posting the materials on an Internet website, notifying shareholders of the availability of the proxy materials on the Internet and sending paper copies of proxy materials upon shareholder request. We believe that the notice and access rules allow us to use Internet technology that many shareholders prefer, continue to provide our shareholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials. The notice and access rules also lower our cost of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies. We are further reducing our carbon footprint by printing paper copies of this Proxy Statement with soybean ink on recycled paper.

Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?

        Shareholders who previously elected to access the proxy materials over the Internet will not receive a notice in the mail about the Internet availability of the proxy materials. Instead, you should have received an e-mail with links to the proxy materials and the proxy voting website. Additionally, we mailed copies of the proxy materials to shareholders who previously requested to receive paper copies instead of the notice.

        If you received a paper copy of the proxy materials, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting and how does the Board of Directors recommend that I vote?

        There are five proposals that will be voted on at the Annual Meeting:

  Proposal 1: The election of the eleven members listed in this Proxy Statement to the Board of Directors.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 2: The ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2009.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 3: The amendment to the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan to increase by 30 million the number of shares of Common Stock available for grant under such plan.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 4: The amendment to EMC's Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 5: Shareholder proposal.

    The Board of Directors recommends a vote "AGAINST" the shareholder proposal.

Assuming there is a proper quorum of shares represented at the Annual Meeting, how many shares are required to approve the proposals being voted upon at the Annual Meeting?

        The voting requirements for approval of the proposals at the Annual Meeting are as follow:

Proposal	Vote required	Broker discretionary voting allowed?
Election of Directors	Majority of votes cast	Yes
Ratification of selection of independent auditors	Majority of votes cast	Yes
Amendment to EMC Corporation 1989 Employee Stock Purchase Plan	Majority of votes cast	No
Amendment to EMC's Bylaws	Majority of votes cast	Yes
Shareholder proposal	Majority of votes cast	No

Who may vote at the Annual Meeting?

        If you owned EMC Common Stock at the close of business on March 5, 2009 (the "Record Date"), then you may vote at the Annual Meeting. At the close of business on the Record Date, we had 2,012,474,131 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

        Shareholder of Record.    If your shares of Common Stock are registered directly in your name with our transfer agent, Mellon Investor Services LLC, you are considered the shareholder of record of those shares.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name." The bank or brokerage firm holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank or brokerage firm how to vote the shares held in your account.

How can I vote my shares in person at the Annual Meeting?

        If you are a shareholder of record, you will receive a ballot when you arrive at the Annual Meeting. If you are a beneficial owner of shares and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the bank or brokerage firm that holds your shares. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy and a signed ballot. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote after I have voted?

        Yes. You have the right to revoke your proxy at any time before it is voted at the Annual Meeting, subject to the proxy voting deadlines described above. You may vote again on a later date by Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or file a written instrument with the Secretary or Assistant Secretary of EMC requesting that your prior proxy be revoked.

What happens if I do not give specific voting instructions when I deliver my proxy?

        Shareholders of Record.    If you are a shareholder of record and you:

  •
  Indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

  •
  If you sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

        Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. For the election of directors, the ratification of auditors and the amendment to EMC's Bylaws, the bank or brokerage firm that holds your shares may vote your shares in its discretion. This is known as "broker discretionary voting." For all other proposals, the bank or brokerage firm may not vote your shares at all. This is called a "broker non-vote."

What is the "quorum" requirement for the Annual Meeting?

        In order to conduct any business at the Annual Meeting, a majority of EMC's outstanding shares on the Record Date must be present in person or represented by valid proxies. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, or broker non-votes, if you:

  •
  Are present and vote in person at the meeting; or

  •
  Have voted by Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

How are abstentions and broker non-votes treated?

        Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered votes properly cast at the Annual Meeting. Because the approval of Proposals 1, 2, 3, 4 and 5 are based on the votes properly cast at the Annual Meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on these proposals.

Could other matters be decided at the Annual Meeting?

        As of the date of this Proxy Statement, EMC has no knowledge of any business other than that described in the Notice of the Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. The deadline under EMC's Bylaws for shareholders to notify EMC of any proposals or director nominations to be presented at the Annual Meeting has passed. If any other business should properly come before the Annual Meeting as directed by the Board of Directors, the proxy holders shall have discretionary authority to vote all such proxies as they shall decide.

I want to attend the Annual Meeting. What procedures must I follow?

  •
  Registration to attend the meeting is being conducted electronically. If you plan to attend the meeting, you must register online at www.emc.com/annualmeeting2009 and complete the registration form. The deadline for registration is April 29, 2009.

  •
  All shareholders who attend the meeting will be required to present a valid government-issued picture identification, such as a driver's license or passport.

  •
  Shareholders who come to the Annual Meeting, but have not registered electronically, will also be required to present verification of ownership of shares of our Common Stock, such as a bank or brokerage firm account statement, to attend the meeting.

        EMC reserves the right to inspect all persons and their property and to refuse admittance to any person. Check-in will begin at 9:00 a.m., E.D.T.

Who counts the votes cast at the Annual Meeting?

        Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes cast at the Annual Meeting and act as inspectors of election.

Where can I find the voting results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting. The final voting results will be posted on our website shortly after the Annual Meeting and published in our quarterly report on Form 10-Q for the fiscal quarter ending on June 30, 2009.

Who is paying for the cost of this proxy solicitation?

        The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board of Directors will be borne by EMC. In addition to the solicitation of proxies by Internet or by mail, EMC may use the services of certain of its officers and employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by mail, telephone and electronic means from brokerage houses and other shareholders. Also, EMC has retained Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902 to aid in the distribution and solicitation of proxies. Morrow will receive a fee of $12,500 as well as reimbursement for certain expenses incurred by them in connection with their services, all of which will be paid by EMC.

Where are EMC's principal executive offices located, and what is EMC's main telephone number?

        EMC's principal executive offices are located at 176 South Street, Hopkinton, Massachusetts 01748. EMC's main telephone number is (508) 435-1000.

CORPORATE GOVERNANCE

        EMC is committed to good corporate governance, which we believe helps us to sustain our success and build long-term value for our shareholders. For many years, we have had in place Corporate Governance Guidelines which provide a framework for the effective governance of EMC. The Corporate Governance and Nominating Committee (the "Governance Committee") reviews the Guidelines at least annually and, as appropriate, recommends changes to the Board of Directors for approval. We also have written charters for the Board of Directors' standing committees (Audit, Governance, Leadership and Compensation, Finance, and Mergers and Acquisitions), as well as Business Conduct Guidelines applicable to all directors, officers and employees. Information about EMC's corporate governance practices and copies of the Corporate Governance Guidelines, committee charters and Business Conduct Guidelines are available at http://www.emc.com/about/investor-relations/governance/corporate-governance.htm. Copies will also be provided to any shareholder upon written request to EMC Corporation, Investor Relations, 176 South Street, Hopkinton, MA 01748 or by contacting EMC Investor Relations at 866-362-6973. EMC posts additional information on its website from time to time as the Board makes changes to EMC's corporate governance practices.

        EMC's Board of Directors has implemented corporate governance practices that the Board believes are both in the best interests of EMC and its shareholders as well as compliant with SEC rules and regulations and the listing standards of the New York Stock Exchange (the "NYSE"). The Board reviews these practices on an on-going basis. Highlights of our corporate governance practices include:

  •
  Annual Election of Directors.  Each Director is required to stand for election annually.

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  Majority Vote for Directors.  Beginning at this Annual Meeting, a majority vote standard, as described in our Bylaws, will apply to the election of Directors.

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  Simple Majority Vote.  The affirmative vote of a simple majority of outstanding shares is required to approve certain corporate transactions.

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  Lead Director.  Our Corporate Governance Guidelines provide that if the Chairman is not an "independent director," the independent Directors will select a Lead Director. The Board believes that a Lead Director is an integral part of our Board structure that promotes strong, independent oversight of EMC's management and affairs. David N. Strohm, an independent Director, has been our Lead Director since January 2006. The Lead Director has significant responsibilities, which are set forth in EMC's Corporate Governance Guidelines and include:

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  Acting as a liaison between the independent Directors and the Chairman, and facilitating discussions among the independent Directors on key issues and concerns outside of Board meetings;

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  In collaboration with the Chairman, setting an appropriate schedule of and standing agenda for Board meetings, as well as preparing agendas for Board meetings;

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  In collaboration with the Leadership and Compensation Committee (the "Compensation Committee"), approving Chief Executive Officer goals, evaluating CEO performance, setting CEO compensation levels and reviewing CEO succession planning;

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  In collaboration with the Governance Committee, making recommendations to the Board regarding committee members and chairs and overseeing the performance evaluations of the Board, each of the applicable committees and the individual Directors; and

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  Presiding at all meetings of the Board at which the Chairman is not present, including the executive sessions of the "non-management" Directors (as defined in the listing standards of the NYSE) and independent Directors.

        Annually, the independent Directors consider the role and designation of the Lead Director.

  •
  Board Self-Assessments.  The Governance Committee, together with the Lead Director, oversees an annual evaluation process as follows:

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  Each Director evaluates the Board as a whole;

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  Each member of the standing committees of the Board of Directors evaluates the committees on which he or she serves; and

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  Each Director prepares an individual self-evaluation.

    After these evaluations are complete, the results are discussed by the Board and each committee and with each individual Director, as applicable, and action plans are developed, if necessary.

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  Procedures Regarding Majority Vote.  Our Corporate Governance Guidelines require any incumbent nominee for Director, other than in a Contested Election Meeting (as defined in our Bylaws), who does not receive more votes cast "for" his or her election than cast "against" his or her election to promptly tender his or her resignation. The Governance Committee will assess the appropriateness of the Director continuing to serve and recommend to the Board the action to be taken regarding a tendered resignation. Set forth below are procedures of the Board and Governance Committee to be used if such majority vote policy is triggered:

  •
  In considering whether it is appropriate for a nominee to continue to serve as a Director, the Governance Committee will act promptly and consider all factors deemed relevant, including any known reasons why shareholders voted "against" the Director, the length of service and qualifications of the Director in question, the Director's contributions to EMC, the Director's particular area of expertise or experience and compliance with listing standards;

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  The Board will act on the Governance Committee's recommendation promptly, but in any event not later than 90 days following the certification of the shareholder vote. The Board will consider the factors considered by the Governance Committee and any other factors it deems relevant. Board action may include acceptance of the tendered resignation, adoption of measures designed to address the issues underlying the "against" votes for such Director or rejection of the tendered resignation. Following the Board's decision, EMC will promptly publicly disclose the Board's decision and process (including, if applicable, the reasons for rejecting the tendered resignation) in a periodic or current report filed with the SEC;

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  If a Director's resignation is accepted by the Board, the Board will determine whether to fill such vacancy or to reduce the size of the Board; and

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  The process described above of determining whether or not to accept a tendered resignation shall be managed by the independent Directors. Further, any Director who tenders his or her resignation pursuant to EMC's majority vote policy will not participate in the Governance Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Governance Committee receive more votes cast "against" than "for" at the same election, then the independent Directors who are on the Board who did not receive such votes will consider the tendered resignations.

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  Shareholder Communications.  To enable open communications, EMC provides various means for shareholders and other interested parties to contact the non-management Directors, the Audit Committee and the Compensation Committee (see "Communications with the Board" below). The Board strives to provide clear, candid and timely responses to any substantive communication it receives. During 2008, EMC dialogued and met with shareholders on a variety of topics, including executive compensation, sustainability and other governance topics. For a discussion of recent developments in our executive compensation program, see "Compensation Discussion and Analysis — Summary — Evolving Our Compensation Program" on page 30 of this Proxy Statement. In addition to these communications, EMC's Corporate Governance

    Guidelines state that it is the Board's policy to provide a response to any shareholder proposal that receives a majority vote.

  •
  Director Continuing Education.  The Board believes that director education is integral to Board and committee performance and effectiveness. The Board's director orientation program emphasizes EMC's business and strategic plans, and includes site visits, presentations and meetings with management. Directors are also expected to participate in continuing educational programs in order to maintain the necessary level of expertise to perform their responsibilities as directors.

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  Executive Sessions of Non-Management Directors.  The non-management Directors meet in executive session in connection with each regularly scheduled Board meeting, and the independent Directors meet in executive session at least once each year. The Lead Director acts as presiding Director for such executive sessions.

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  Sustainability.  The Governance Committee is responsible for overseeing EMC's sustainability program which focuses on three key areas: environmental stewardship, diversity in our workforce and corporate citizenship. We believe that integrating environmental, social and financial considerations in our business strategy and decisions is integral to growing the success of EMC, and benefits our shareholders, employees, customers, suppliers and communities. By developing sustainable business practices throughout EMC, we create competitive advantage, build trust and pave the way for continued long-term corporate success.

BOARD INDEPENDENCE AND COMMITTEES

        The Board has a substantial majority of directors who are independent under the NYSE's director independence standards and EMC's Categorical Standards of Independence.

        EMC has adopted Categorical Standards of Independence, which are available on our website at http://www.emc.com/about/investor-relations/governance/corporate-governance.htm and are also attached as Exhibit A to this Proxy Statement, to assist it in assessing director independence. Pursuant to these standards, the Board broadly considers all relevant facts and circumstances in its determination of independence of all Board members (including any relationships set forth in this Proxy Statement under the heading "Certain Transactions"). EMC's Board of Directors has affirmatively determined that the following Directors (and former Director) have no direct or indirect material relationship with EMC, and therefore are independent under our Categorical Standards and the NYSE listing standards: Michael W. Brown, Randolph L. Cowen, Michael J. Cronin, Gail Deegan, W. Paul Fitzgerald, Olli-Pekka Kallasvuo, Edmund F. Kelly, Windle B. Priem, Paul Sagan and David N. Strohm. Mr. Kallasvuo resigned from the Board of Directors in January 2009.

        The table below includes a description of categories or types of transactions, relationships or arrangements considered by the Board in reaching its determination that the above-mentioned Directors are independent:

Name	Independent	Transactions/Relationships/Arrangements
Michael W. Brown	Yes	Business relationships
Randolph L. Cowen	Yes	Business relationships, charitable organization relationships
Michael J. Cronin	Yes	Business relationships
Gail Deegan	Yes	Business relationships, charitable organization relationships
W. Paul Fitzgerald	Yes	Family relationships, employment relationships
Olli-Pekka Kallasvuo	Yes	Business relationships
Edmund F. Kelly	Yes	Business relationships, charitable organization relationships
Windle B. Priem	Yes	Business relationships, charitable organization relationships
Paul Sagan	Yes	Business relationships
David N. Strohm	Yes	Business relationships

        In determining that the above-mentioned Directors are independent, the Board considered transactions during 2008 between EMC and companies with which Messrs. Kallasvuo, Kelly and Sagan are affiliated as executive officers and determined that the amount of business between EMC and these companies fell below the thresholds in EMC's Categorical Standards of Independence. The Board considered transactions during 2008 between EMC and companies, universities, hospitals and other organizations with which Messrs. Brown, Cowen, Cronin, Kallasvuo, Kelly, Priem, Sagan and Strohm, and Ms. Deegan, are affiliated as directors, trustees or members of an advisory board and determined that the Directors did not have a material direct or indirect interest in the transactions. The Board considered that EMC made donations to charities with which Messrs. Kelly and Priem are affiliated as directors or officers (but not as executive officers), and determined that the amount of the donations fell below the thresholds in EMC's Categorical Standards of Independence. In addition, the Board considered Mr. Fitzgerald's relationship with John R. Egan, a Director of EMC, and that Mr. Fitzgerald's son and son-in-law are employed by EMC, and determined that these relationships do not impair his independence. Further discussion of these transactions can be found under "Certain Transactions" below.

Board Meetings

        During the fiscal year ended December 31, 2008, EMC's Board of Directors held six meetings. Each Director attended at least 92% of the Board meetings and committee meetings which were held during the period in which he or she was a Director of EMC and in which he or she was a member of such committees.

Attendance at Annual Meeting of Shareholders

        EMC's Corporate Governance Guidelines provide that each Director is expected to attend the Annual Meeting of Shareholders. All but one of the then-current Directors attended the 2008 Annual Meeting of Shareholders.

Committees of the Board

        The Board of Directors has established five standing committees: the Audit Committee, the Governance Committee, the Compensation Committee, the Finance Committee and the Mergers and Acquisitions Committee. The Audit, Governance and Compensation Committees consist entirely of independent directors, and members of the Audit Committee meet additional, heightened independence criteria applicable to audit committee members under the Sarbanes-Oxley Act of 2002 and SEC implementing rules. Generally, each Director serves on at least two committees, while Directors who are active chief executive officers of another corporation may serve on one committee. Each committee operates pursuant to a written charter that is available on our website at http://www.emc.com/about/investor-relations/governance/corporate-governance.htm. The membership of each committee is listed below.

Audit	Corporate Governance and Nominating	Leadership and Compensation	Finance	Mergers and Acquisitions
Gail Deegan[1]	David N. Strohm[1]	Windle B. Priem[1]	Michael W. Brown[1]	John R. Egan[1]
Michael W. Brown	Gail Deegan	Michael W. Brown	John R. Egan	Michael W. Brown
Michael J. Cronin	Windle B. Priem	Randolph L. Cowen[2]	W. Paul Fitzgerald	Randolph L. Cowen[2]
Windle B. Priem		David N. Strohm	Edmund F. Kelly	Michael J. Cronin
			Joseph M. Tucci	Paul Sagan
David N. Strohm
Joseph M. Tucci

1
Chair.

2
Mr. Cowen was appointed to the Compensation Committee and the Mergers and Acquisitions Committee in January 2009.

        •  Audit Committee:    The Audit Committee held 14 meetings in 2008. This committee reviews with management and EMC's auditors EMC's financial statements, the accounting principles applied in their preparation, the scope of the audit, any issues raised by the auditors regarding EMC's financial statements and its accounting controls and procedures, EMC's risk assessment and risk management policies, EMC's worldwide corporate compliance program, the independence of EMC's auditors, EMC's internal controls, EMC's policy pertaining to related person transactions, the other matters as set forth in its charter, and such other matters as the committee deems appropriate. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of EMC's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for EMC and pre-approves all such audit, review or attest engagements. The Audit Committee also pre-approves non-audit services to be performed by its independent auditors in accordance with the committee's pre-approval policy.

        The Board of Directors has determined, in accordance with the rules of the SEC, that each of Ms. Deegan and Messrs. Brown, Cronin and Priem is an "audit committee financial expert." The Board has also determined, in accordance with the rules of the NYSE, that the simultaneous service of Mr. Brown on the audit committees of more than three public companies does not impair his ability to effectively serve on the Audit Committee.

        During 2008, senior members of EMC's financial and legal management participated in each of the Audit Committee's regularly scheduled meetings. During the course of the year, the Audit Committee had separate executive sessions with EMC's general counsel, independent auditors and internal auditors at which candid discussions regarding legal matters, financial reporting, internal controls and accounting systems and processes took place. The Audit Committee discussed with EMC's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also met on a regular basis without members of management or its independent auditors.

        The Audit Committee has reviewed with senior members of management EMC's policies and practices regarding risk assessment and risk management. The Audit Committee has also reviewed the adequacy and effectiveness of EMC's legal, regulatory and ethical compliance programs, including our Business Conduct Guidelines.

        •  Corporate Governance and Nominating Committee:    The Governance Committee held seven meetings in 2008. This committee oversees and advises the Board of Directors on corporate governance matters and assists the Board of Directors in identifying and recommending qualified Board candidates. The committee also reviews and makes recommendations to the Board of Directors on the size and composition of the Board, standards to be applied by the Board in making independence determinations, assignments to committees of the Board and resignations of directors, when appropriate. The committee oversees the evaluation of the Board, the committees and individual directors and monitors possible conflicts of interest of directors and senior executives. In addition, the committee oversees and makes recommendations to the Board of Directors regarding shareholder proposals and sustainability matters.

        The Governance Committee periodically reviews and assesses the skills and characteristics it believes are or may be required on the Board based on the changing needs of the business. The committee identifies Board candidates through numerous sources, including recommendations from Directors, executive officers and shareholders of EMC, as well as through the use of executive search firms. The committee seeks to have available to it qualified candidates from a broad pool of individuals with a range of talents, experience, backgrounds and perspectives. The Governance Committee evaluates identified Board candidates based on the criteria established by and periodically reviewed by the committee and approved by the Board. The committee seeks to identify those individuals most qualified to serve as Board members and considers many factors with regard to each candidate, including judgment, integrity, diversity, prior experience, the interplay of the candidate's experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of any committees of the Board, and the candidate's willingness to devote substantial time and effort to Board responsibilities. Selected candidates are interviewed by members of the committee and certain other Board members. Based on the foregoing, the Governance Committee makes recommendations to the Board regarding Director nominees.

        EMC shareholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names and appropriate background and biographical information to the EMC Governance Committee, 176 South Street, Hopkinton, Massachusetts 01748. Assuming that the appropriate information has been timely provided, the committee will consider these candidates substantially in the same manner as it considers other Board candidates it identifies. EMC shareholders may also nominate director candidates by following the advance notice provisions of EMC's Bylaws as described under "Advance Notice Provisions" on page 70 of this Proxy Statement.

        •  Leadership and Compensation Committee:    The Compensation Committee held 11 meetings in 2008. This committee sets EMC's executive compensation philosophy and objectives, recommends compensation for non-employee directors, sets the compensation of the Chairman and Chief Executive Officer, reviews and approves the goals and objectives relevant to the compensation of the Chairman and Chief Executive Officer and evaluates his performance, including his performance relative to his respective goals and objectives, as well as his overall performance. The Compensation Committee also reviews and approves the compensation of EMC's other executive officers, monitors the risk profile of our executive compensation program, monitors all general compensation programs and oversees regulatory compliance of compensation matters. The Compensation Committee annually reviews EMC's equity plans, approves transactions under EMC's equity plans and has the authority to administer and interpret the provisions of EMC's equity, deferred compensation, 401(k) and other plans. The Compensation Committee also oversees and reports to the Board on succession planning for the Chief Executive Officer and other senior management positions. Among other things, the Compensation Committee regularly reviews EMC's succession plan (both long-term and short-term plans), considers candidates, reviews and monitors the career development of potential successors and briefs the Board of Directors. The Board of Directors also regularly considers EMC's succession plan and ensures that they have adequate exposure to senior officers who have the potential to succeed the Chief Executive Officer and other senior management positions.

        The Compensation Committee may incorporate certain metrics which are part of EMC's operating plan into the compensation program for EMC's executive officers. Accordingly, since the Board of Directors is involved in setting EMC's operating plan, the Board may play a role in setting executive compensation.

        The Compensation Committee has engaged Watson Wyatt Worldwide ("Watson Wyatt") as its compensation consultant. Watson Wyatt works at the direction of the Compensation Committee and, among other things, assists the Compensation Committee in reviewing executive and director compensation, compensation best practices, trends and competitive practices, change in control and other termination scenarios, performing pay-for-performance analyses, and in selecting peer group companies used for compensation analysis. Watson Wyatt reports directly to the Compensation Committee and provides no other services to EMC.

        Subject to compensation parameters approved by the Compensation Committee, our Chief Executive Officer and Chief Financial Officer set the performance goals under our business unit incentive compensation plans. These goals are aligned to EMC's operating plan. In addition, our Chief Executive Officer, subject to compensation parameters approved by the Compensation Committee, approves the individual performance goals under our Management by Objectives Plan for our executive officers other than our Vice Chairman. These goals are generally aligned with the goals approved by the Compensation Committee for the Chief Executive Officer. Our Chief Executive Officer also presents recommendations to the Compensation Committee for approval of compensation of executive officers. The Executive Vice President, Human Resources, assists our Chief Executive Officer and Chief Financial Officer in performing their compensation-related responsibilities and also assists the Compensation Committee in fulfilling its functions. For more information on our executive compensation program, please see "Compensation Discussion and Analysis" below.

  Leadership and Compensation Committee Interlocks and Insider Participation

        None of the Compensation Committee members has ever been an officer or employee of EMC. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board or Compensation Committee.

        •  Finance Committee:    The Finance Committee held six meetings in 2008. This committee oversees and reviews with management matters related to the enhancement of the capital structure of EMC and its subsidiaries, including the issuance and restructuring of EMC's equity and debt, issuance of our subsidiaries' equity (including the equity of VMware, Inc. ("VMware")), and the redemption of any of EMC's bonds or convertible notes which may be outstanding from time to time. This committee also oversees any Common Stock repurchase program which may exist from time to time.

        •  Mergers and Acquisitions Committee:    The Mergers and Acquisitions Committee held eight meetings in 2008. This committee reviews with members of EMC management potential acquisitions, divestitures and investments and evaluates the execution, financial results and integration of completed acquisition transactions.

Communications with the Board

        EMC shareholders and all other interested parties can report concerns or complaints about EMC's accounting, internal accounting controls, or auditing matters directly to the Audit Committee. Questions or concerns about compensation matters can be sent directly to the Compensation Committee. Communications can also be sent directly to the non-management Directors. Information on how to contact the Audit Committee, the Compensation Committee and the non-management Directors is set forth below.

Audit Committee	Leadership and Compensation Committee	Non-Management Directors

By mail: c/o Alertline PMB 3767 13950 Ballantyne Corporate Place Charlotte, NC 28277	By mail: c/o Alertline PMB 3767 13950 Ballantyne Corporate Place Charlotte, NC 28277	By mail: c/o Alertline PMB 3767 13950 Ballantyne Corporate Place Charlotte, NC 28277

By e-mail: AuditCommitteeChairman@emc.com	By e-mail: CompensationCommitteeChairman@emc.com	By e-mail: nonmngtdirectors@emc.com

        Communications received electronically will be accessed directly by, and communications received by mail will be forwarded directly to, the Audit Committee and the Compensation Committee, as appropriate. Communications addressed to the non-management Directors will be accessed directly by or forwarded directly to the Governance Committee. The committees will forward these communications to other Directors, members of EMC management or such other persons as they deem appropriate. The committees or, if appropriate, EMC management, will respond in a timely manner to any substantive communications from a shareholder or an interested party.

PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
EACH OF THE NOMINEES LISTED BELOW

        Under EMC's Bylaws, the Board of Directors may determine the total number of directors to be elected at any annual meeting of shareholders or special meeting in lieu of an annual meeting. The Board of Directors has fixed at eleven the total number of directors. On the recommendation of the Governance Committee, the Board of Directors has nominated the persons named below for election as Directors at this Annual Meeting, each to serve for a one-year term or until the Director's successor is elected and qualified.

Information Regarding Nominees

        Set forth below is information regarding each nominee for Director to be elected at the 2009 Annual Meeting.

        The Board believes that all the nominees are highly qualified and have the skills and experience required for service on our Board. Our nominees have significant operating experience, substantial international experience and in-depth knowledge of the technology industry. The Board of Directors recommends that shareholders vote "FOR" the election of each nominee.

        Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Should any nominee be unable to serve or for good cause will not serve as a Director, the proxy holders will vote for such other person as the Board of Directors may recommend.

        All of the Directors were previously elected by the shareholders except for Mr. Cowen who was elected by the Board of Directors effective as of January 2009. Mr. Cowen was identified as a potential director by the Chairman of the Board.

        The affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting is required for the election of Directors.

 NOMINEES TO SERVE AS DIRECTORS

Michael W. Brown

  Mr. Brown, age 63, has been a Director of EMC since August 2005. From August 1994 until his retirement in July 1997, Mr. Brown served as Vice President and Chief Financial Officer of Microsoft Corporation, a manufacturer of software products for computing devices. He was Vice President, Finance of Microsoft from April 1993 to August 1994. He joined Microsoft in December 1989 and served as Treasurer from January 1990 to April 1993. Prior to joining Microsoft, Mr. Brown spent 18 years with Deloitte & Touche LLP in various positions. Mr. Brown is also a Director of VMware, Inc., the global leader in virtualization solutions, Administaff, Inc., a professional employer organization providing services such as payroll and benefits administration, and Thomas Weisel Partners Group, an investment banking firm.

Randolph L. Cowen

  Mr. Cowen, age 58, has been a Director of EMC since January 2009. He served as co-Chief Administrative Officer of The Goldman Sachs Group, Inc., a global investment, banking, securities and investment management firm, from October 2007 to November 2008, Global Head of Technology and Operations of Goldman Sachs from September 2004 to November 2008 and Chief Information Officer of Goldman Sachs from October 2001 to October 2007.

Michael J. Cronin

  Mr. Cronin, age 70, has been a Director of EMC since May 1990. He has been Chief Executive Officer of Cognition Corporation, an engineering knowledge management company, from 1993 to the present. Mr. Cronin is also Chairman of the Board of Directors of Cognition Corporation. From June 1984 to September 1990, he was Chief Executive Officer and President of Automatix, Inc., an industrial vision and robotics systems manufacturer.

Gail Deegan

  Ms. Deegan, age 62, has been a Director of EMC since July 2002. From February 1996 until her retirement in September 2001, Ms. Deegan served as Executive Vice President and Chief Financial Officer of Houghton Mifflin Company, a publishing company. From February 1995 to February 1996, Ms. Deegan was Senior Vice President of Regulatory and Government Affairs for NYNEX New England, and from November 1991 to January 1995, was Vice President and Chief Financial Officer of New England Telephone. From 1988 to January 1990, Ms. Deegan was Senior Vice President, Chief Financial Officer and Treasurer of Eastern Enterprises, and from February 1990 to May 1991, she was Senior Vice President, Chief Financial Officer and Chief Administrative Officer.

John R. Egan

  Mr. Egan, age 51, has been a Director of EMC since May 1992. Mr. Egan has been a managing partner and general partner in Egan-Managed Capital, a venture capital firm, since October 1998. From May 1997 to September 1998, he served as Executive Vice President, Products and Offerings of EMC. From January 1992 to June 1996, he served as Executive Vice President, Sales and Marketing of EMC. From October 1986 to January 1992, he served in a number of executive positions with EMC, including Executive Vice President, Operations and Executive Vice President, International Sales. Mr. Egan resigned as an executive officer of EMC in September 1998 and as an employee of EMC in July 2002. Mr. Egan is also a Director of VMware, Inc., the global leader in virtualization solutions, and NetScout Systems, Inc., a provider of network and application performance management solutions.

W. Paul Fitzgerald

  Mr. Fitzgerald, age 68, has been a Director of EMC since March 1991. From January 1988 to March 1995, he was Senior Vice President, Finance and Administration and Chief Financial Officer of EMC. From October 1991 to March 1995, he was also Treasurer of EMC. From January 1985 to January 1988, he was Vice President, Finance of EMC. Mr. Fitzgerald retired as an employee of EMC in October 1995.

Edmund F. Kelly

  Mr. Kelly, age 63, has been a Director of EMC since August 2007. He has served as Chairman of Liberty Mutual Group, a diversified global insurer and the nation's sixth-largest property and casualty insurer, since 2000, Chief Executive Officer since 1998 and President since 1992. He is also a Director of Liberty Mutual Group and the Bank of New York Mellon Corporation, a global financial services company.

Windle B. Priem

  Mr. Priem, age 71, has been a Director of EMC since December 2001. From July 2001 until his retirement in December 2003, Mr. Priem served as a Vice Chairman of Korn/Ferry International, a global executive recruiting company, and from December 1998 to June 2001, he served as

  President and Chief Executive Officer of Korn/Ferry. He joined Korn/Ferry in 1976 and held various positions with Korn/Ferry, including Chief Operating Officer from May 1997 to December 1998 and President of the North American region from January 1996 to June 1998. Mr. Priem retired from Korn/Ferry in December 2003. He was also a Director of Korn/Ferry from June 1992 to November 2002.

Paul Sagan

  Mr. Sagan, age 50, has been a Director of EMC since December 2007. He has served as Chief Executive Officer of Akamai Technologies, Inc., a provider of services for accelerating the delivery of content and applications over the Internet, since April 2005 and President since May 1999. Mr. Sagan joined Akamai in October 1998 as Vice President and Chief Operating Officer. Mr. Sagan is also a Director of Akamai.

David N. Strohm

  Mr. Strohm, age 60, has been a Director of EMC since October 2003 and Lead Director since January 2006. He has been a Venture Partner of Greylock Partners, a venture capital firm, since January 2001, and was a General Partner of Greylock from 1980 to 2001. He is also a General Partner of several partnerships formed by Greylock. Mr. Strohm is also a Director of VMware, Inc., the global leader in virtualization solutions, and Successfactors, Inc., a provider of human capital management applications.

Joseph M. Tucci

  Mr. Tucci, age 61, has been Chairman of the Board of Directors of EMC since January 2006 and has been Chief Executive Officer and a Director since January 2001. He has served as President since January 2000. He also served as Chief Operating Officer from January 2000 to January 2001. Prior to joining EMC, Mr. Tucci served as Deputy Chief Executive Officer of Getronics N.V., an information technology services company, from June 1999 through December 1999 and as Chairman of the Board and Chief Executive Officer of Wang Global, an information technology services company, from December 1993 to June 1999. Mr. Tucci is also Chairman of the Board of Directors of VMware, Inc., the global leader in virtualization solutions, and a Director of Paychex, Inc., a provider of payroll, human resources and benefits outsourcing solutions.

 PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

        EMC is asking shareholders to ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP ("PWC") as our independent auditors for the fiscal year ending December 31, 2009. The affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting is required to ratify such selection.

        Although ratification by the shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders as a matter of good corporate governance. In the event the shareholders fail to ratify the appointment of PWC, the Audit Committee will consider this factor when making any determinations regarding PWC.

Pre-Approval of Audit and Non-Audit Services

        During 2008, the Audit Committee pre-approved all audit, review and attest services performed by PWC.

        In accordance with the Audit Committee's Pre-Approval Policy, the Audit Committee pre-approves specified non-audit services up to an aggregate dollar amount and approves on an engagement by engagement basis any individual engagement in excess of $200,000. The Audit Committee has delegated to its Chair the authority to pre-approve any specific non-audit service which was not previously pre-approved by the Audit Committee, provided that any decisions of the Chair to pre-approve non-audit services shall be presented to the Audit Committee at its next scheduled meeting. During 2008, the Audit Committee pre-approved all non-audit services in accordance with the policy set forth above.

        The following table summarizes the fees PWC, our independent auditor, billed to us for each of the last two fiscal years.

	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees
2008	$5,429,563	$320,225	$712,567	$—
2007	$4,953,049	$135,186	$783,470	$—

  1
  Includes services for the audit of our financial statements and internal control over financial reporting, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

  2
  Includes employee benefit plan compliance, acquisition-related support and other technical, financial reporting and compliance services.

  3
  Includes tax compliance and tax consulting services in 2008 and 2007. For 2008 and 2007, tax compliance fees aggregated $527,657 and $506,611, respectively.

Amounts in the table above do not include the fees PWC billed to VMware.

        EMC expects that representatives of PWC will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

 PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE EMC CORPORATION
AMENDED AND RESTATED 1989 EMPLOYEE STOCK PURCHASE PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

        On January 23, 2009, the Board of Directors approved an amendment to the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan (the "1989 Plan") which would, subject to approval by EMC shareholders, increase by 30 million the number of shares of Common Stock available for grant under such plan. As of March 2, 2009, 9,001,718 shares remained available for future purchases under the 1989 Plan. The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve this amendment to the 1989 Plan.

        Based upon EMC's stock price and historical rates of employee participation in the 1989 Plan, EMC believes that there may not be sufficient shares available for purchase under the 1989 Plan once the current six-month purchase period ends. Additional shares are needed for use in the 1989 Plan so that the 1989 Plan can continue to be used as a benefit plan to attract and retain employees. EMC's forecast indicates that the addition of 30,000,000 shares will allow continued employee participation for approximately two to three years. If this amendment to the 1989 Plan is not approved by the shareholders, the Board of Directors will suspend future employee participation in the 1989 Plan once the currently available shares are purchased. The proceeds received by EMC from the sale of Common Stock under the 1989 Plan are used for the general corporate purposes of EMC.

        The following is a summary of the material terms and conditions of the 1989 Plan, as proposed to be amended. This summary is qualified in its entirety by reference to the terms of the 1989 Plan (as proposed to be amended), a copy of which is attached as Exhibit B to this Proxy Statement.

Summary of the 1989 Plan

        If the January 23, 2009 amendment adding 30,000,000 shares is approved by EMC's shareholders, an additional 39,001,718 shares of Common Stock will be available for issuance under the 1989 Plan. Such shares may, at the discretion of the Board of Directors, be issued from EMC's authorized but unissued Common Stock. The 1989 Plan provides for the granting of six-month options to participating employees to purchase shares of Common Stock. Each employee of EMC or a subsidiary of EMC having at least three months of continuous service on the date of grant of an option is eligible to participate in the 1989 Plan, except for employees whose customary employment is 20 hours or less per week and any employee of VMware, our publicly-held subsidiary. In addition, any employee who immediately after the grant of an option would be deemed under the provisions of the Internal Revenue Service Code of 1986 (the "Code") to own 5% or more of the outstanding Common Stock would not be eligible to receive such an option. Furthermore, the 1989 Plan provides that no employee will be granted an option under the 1989 Plan which would permit his or her right to purchase shares to accrue at a rate which exceeds $25,000 in fair market value of Common Stock (determined at the time the option is granted) for any calendar year. Members of the Board of Directors who are not employed as regular salaried officers or employees of EMC may not participate in the 1989 Plan. As of December 31, 2008, there were approximately 34,400 employees of EMC and our subsidiaries eligible to participate in the 1989 Plan and approximately 13,300 employees participating in the 1989 Plan. The closing price of a share of Common Stock on the NYSE on March 2, 2009 was $10.14.

        Options are granted twice yearly, on January 1 and July 1, and are exercisable on the succeeding June 30 or December 31. Options are exercisable through accumulations of payroll deductions. The amount of the deductions are determined by the employee, but may not be less than 2% nor more than 15% of the employee's compensation (up to a maximum of $7,500 in each option period, less any amount rolled over from the preceding option period representing an amount in lieu of a fractional share). The number of shares of Common Stock acquired in a particular option period is determined by dividing the balance in the employee's withholding account on the last day of the period by the purchase price per share for the Common Stock determined under the 1989 Plan; provided that no employee may purchase more than 750 shares of our Common Stock in an option period. Any remaining balance in an employee's withholding account at the end of an option period is returned to the employee but any amount attributable to a partial share is rolled over to the opening balance for the next option period. The purchase price for a share of Common Stock is the lower of 85% of the fair market value of the Common Stock on the date of grant or 85% of said value at the time of exercise.

        In the event the number of shares of Common Stock available in any option period under the 1989 Plan is otherwise insufficient, the number of shares each employee is entitled to purchase shall be proportionately reduced and the cash balance in each employee's withholding account shall be returned to such employee.

        An employee may at any time on or prior to June 15 or December 15, as the case may be with respect to any applicable option period, cancel his or her option, and upon such cancellation, all accumulated payroll deductions in the employee's withholding account shall be returned to him or her without interest. During an employee's lifetime, his or her rights in an option will be exercisable only by him or her and may not be sold, pledged, assigned or otherwise transferred. The employee or his or her legal representative may elect to have the amount credited to his or her withholding account at the time of his or her death applied to the exercise of his or her option for the benefit of named beneficiaries. Nothing in the 1989 Plan is to be construed so as to give an employee the right to be retained in the service of EMC.

        In the event there is a change in the Common Stock due to a stock dividend, stock split, combination of shares, recapitalization, merger or other capital change, the aggregate number of shares of Common Stock available under the 1989 Plan and under any outstanding options, the option price and other relevant provisions of the 1989 Plan will be appropriately adjusted. EMC will have the right to amend the 1989 Plan at any time, but cannot make an amendment (other than as stated above) relating to the aggregate number of shares available under the 1989 Plan or the option price without the approval of EMC's shareholders. EMC may suspend or terminate the 1989 Plan at any time, but such termination will not affect the rights of employees holding options at the time of termination.

        The Compensation Committee administers the 1989 Plan, makes determinations regarding all questions arising thereunder, and adopts, administers and interprets such rules and regulations relating to the 1989 Plan as it deems necessary or advisable.

Federal Income Tax Consequences

        The 1989 Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code. Under a plan which so qualifies, neither the grant of an option nor the acquisition of shares upon exercise of such an option will result in taxable income to the employee or a deduction for EMC.

        The Federal income tax treatment of the employee's subsequent disposition of shares acquired under a 1989 Plan option ("Plan Shares") will vary depending upon the timing of the disposition. For these purposes, a "disposition" includes any transfer of shares other than certain transfers at death, certain tax-free exchanges, or a mere pledge or hypothecation. If the employee disposes of Plan Shares within two years after the corresponding option was granted, or within one year after the Plan Shares were purchased, the employee will recognize ordinary income on the date of disposition and EMC will receive a corresponding deduction equal to the difference between the price that the employee paid for the Plan Shares and the fair market value of the Plan Shares on the date they were purchased. If, on the other hand, the employee disposes of Plan Shares after both of the periods specified above, or if the employee dies while owning the Plan Shares, then he or she will recognize ordinary income (on the date of disposition or death) only to the extent of the lesser of (i) the excess of the fair market value of the Plan Shares at the time the option was granted over the option price (computed as of the grant date); or (ii) the excess of the fair market value of the Plan Shares at the time of death or disposition over the purchase price. In this case, EMC will receive no corresponding deduction. The employee will also recognize capital gain equal to the amount by which the amount realized upon the sale or disposition of the Plan Shares exceeds the sum of the aggregate purchase price paid for the Plan Shares and the ordinary income recognized in connection with their acquisition.

        The foregoing summary is not a complete description of the U.S. Federal income tax aspects of the 1989 Plan. Moreover, the foregoing summary relates only to Federal income taxes; there may also be the imposition of FICA and FUTA taxes on the exercise of an option issued under the 1989 Plan, Federal estate and gift tax consequences, as well as foreign, state and local tax consequences.

        FOR THESE REASONS, YOUR BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTERESTS OF EMC AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO EMC'S BYLAWS TO
REDUCE THE PERCENTAGE OF SHARES REQUIRED FOR SHAREHOLDERS
TO CALL A SPECIAL MEETING OF SHAREHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4

        EMC is asking shareholders to approve an amendment to our Bylaws to reduce to 40% the percentage of shares required for shareholders to call a special meeting of shareholders. The proposed amendment to the Bylaws is set forth in Exhibit C to this Proxy Statement. The amendment to the Bylaws requires the affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting.

        Section 2.2 of our Bylaws currently provides that a special meeting of shareholders may be called by the secretary upon the written application of shareholders who hold 85% in interest of the capital stock of the corporation entitled to vote at the proposed meeting. Section 7.02 of the Massachusetts Business Corporation Act (the "MBCA") provides that a special meeting of shareholders may be held upon the request of the holders of at least 40% of all the votes entitled to be cast on the issue to be considered at the proposed special meeting, unless otherwise provided in the articles of organization or bylaws. The Board of Directors has determined that it is appropriate to recommend an amendment to the Bylaws to lower the percentage of shares required for shareholders to call a special meeting from 85% to 40%.

        The Board believes that establishing an ownership threshold of 40% for the right to call a special meeting strikes a reasonable balance between enhancing shareholder rights and protecting against the risk that a small minority of shareholders, including shareholders with a "special interest," could request a special meeting and the resulting expense and disruption to our business. The 40% threshold is also consistent with Massachusetts law and thresholds adopted by other large public companies incorporated in Massachusetts.

        If the proposed amendment is approved, shareholders holding 40% of our Common Stock may deliver a written request to the Company to call a special meeting. The request must describe the purposes for which the meeting is to be held and include any other information required by EMC's Bylaws. A special meeting requested by shareholders will be held at such date, time and place as determined by the Board of Directors, but no later than 90 days after the request to call the special meeting is received by the secretary. However, a special meeting requested by shareholders will not be held if the business specified in the request is not a proper subject for shareholder action under applicable law or the business considered at a shareholder meeting held 90 days before or to be held within 90 days after receiving the shareholder request included the business specified in the request (as determined in good faith by the Board). Please see Exhibit C for a full description of the proposed Bylaw amendment.

        FOR THESE REASONS, YOUR BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTERESTS OF EMC AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

 PROPOSAL 5

SHAREHOLDER PROPOSAL

        The Unitarian Universalist Association of Congregations has proposed the adoption of the following vote at the Annual Meeting and has furnished the following statement in support of the proposal. The address of the shareholder is 25 Beacon Street, Boston, Massachusetts 02108. The shareholder has represented to EMC that it held 20,800 shares of Common Stock as of November 6, 2008. If properly presented at the meeting, the affirmative vote of a majority of the votes properly cast on this proposal at the Annual Meeting is required to approve this proposal.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        RESOLVED, that shareholders of EMC Corporation request the board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers ("NEOs") set forth in the proxy statement's Summary Compensation Table (the "SCT") and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

SUPPORTING STATEMENT

        Investors are increasingly concerned about mushrooming executive compensation especially when it is insufficiently linked to performance. In 2008, shareholders filed close to 100 "Say on Pay" resolutions. Votes on these resolutions have averaged 43% in favor, with ten votes over 50%, demonstrating strong shareholder support for this reform.

        An Advisory Vote establishes an annual referendum process for shareholders about senior executive compensation. The results of this vote would provide the board and management useful information about shareholder views on the company's senior executive compensation.

        In its 2008 proxy Aflac submitted an Advisory Vote resulting in a 93% vote in favor, indicating strong investor support for good disclosure and a reasonable compensation package. Daniel Amos, Chairman and CEO said, "An advisory vote on our compensation report is a helpful avenue for our shareholders to provide feedback on our pay-for-performance compensation philosophy and pay package."

        To date ten other companies have also agreed to an Advisory Vote, including Verizon, MBIA, H&R Block, Blockbuster, Ingersoll Rand and Tech Data. TIAA-CREF, the country's largest pension fund, has successfully utilized the Advisory Vote twice.

        Influential proxy voting service RiskMetrics Group, recommends votes in favor, noting: "RiskMetrics encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability."

        The Council of Institutional Investors endorsed advisory votes and a bill to allow annual advisory votes passed the House of Representatives by a 2-to-1 margin. As presidential candidates, Senators Obama and McCain support the Advisory Vote.

        Existing U.S. Securities and Exchange Commission rules and stock exchange listing standards do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast, in the United Kingdom, public companies allow shareholders to cast a vote on the "directors' remuneration report," which discloses executive compensation. The vote isn't binding, but gives shareholders a clear voice to help shape senior executive compensation.

        We believe that a company that has a clearly explained compensation philosophy and metrics, reasonably links pay to performance, and communicates effectively to investors would find a management sponsored Advisory Vote a helpful tool.

        We urge our board to allow shareholders to express their opinion about senior executive compensation through an Advisory Vote to provide an avenue for investor input.

 EMC'S STATEMENT IN OPPOSITION TO SHAREHOLDER PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 5

        The Compensation Committee, Governance Committee and Board of Directors have been monitoring various "say on pay" initiatives for quite some time. As part of that process, we have spoken with many of our shareholders who indicated that they do not support such an advisory vote and prefer to communicate any specific concerns regarding executive compensation matters directly to the Board. EMC was also an active participant in the Working Group on the Advisory Vote on Executive Compensation formed by corporations and investors interested in sharing ideas and studying the potential benefits of an advisory vote on pay in the United States. After carefully considering this issue, including the views of our shareholders and the information we learned from our participation in the Working Group, the Board has concluded that adoption of the proposal at this time is not in the best interests of EMC or its shareholders for the reasons discussed below.

        We believe that the Compensation Committee, which is comprised of independent directors, is in the best position to structure our executive compensation program. Setting executive compensation is an enormously difficult and time consuming task that requires a deep understanding of EMC's business and strategy, the competitive market for executive talent, and the personal dynamics and performance of the executive management team as well as a balancing of long- and short-term interests specific to the Company. The Compensation Committee has a robust process in place to determine the appropriate compensation for our Chief Executive Officer and the other executive officers and to ensure that a substantial portion of their overall compensation is tied to performance. The Compensation Committee obtains input from various sources, including its independent compensation consultant. For a description of the Compensation Committee's process, see "Compensation Discussion and Analysis" beginning on page 29 of this Proxy Statement. In these challenging economic times, we believe it is more important than ever for the Compensation Committee and the Board to retain responsibility to carefully and thoughtfully consider and approve our executive compensation program.

        We believe the proposal only adds confusion to the process of determining executive compensation as shareholders may vote "for" or "against" matters for different reasons. The voting results will not provide any feedback on specific aspects of the Company's executive compensation practices. Instead, the Board would be left to speculate as to the meaning of the voting results. The proposal would also require a vote on the absolute dollars paid to the executive officers as reflected in the Summary Compensation Table in contrast to the explanation of the philosophy and design of our compensation program, as fully described in the Compensation Discussion and Analysis section of the Proxy Statement.

        For many years, our shareholders have had the ability to communicate any concerns regarding executive compensation matters directly to the Board and the Compensation Committee. See "Communications with the Board" on page 14 of this Proxy Statement for more details. We encourage all shareholders to share their ideas with us, and we listen to their views. Over the years, through outreach and extensive dialogue with shareholders and observing trends in best practices, we have implemented policies and practices which link executive officers' pay to performance and enhance director accountability. For more information about these policies and practices, see "Corporate Governance" and "Compensation Discussion and Analysis" beginning on pages 7 and 29 of this Proxy Statement, respectively. We believe our actions demonstrate our support for responsible compensation practices and reflect our sensitivity to stakeholder concerns.

        Finally, the advisory vote is the subject of proposed legislation by the federal government. We believe that adopting this proposal in advance of the legislation would be premature.

        FOR THESE REASONS, YOUR BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS NOT IN THE BEST INTERESTS OF EMC OR ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information about the beneficial ownership of Common Stock owned on March 1, 2009 (i) by each person who is known by EMC to own beneficially more than 5% of the Common Stock, (ii) by each of EMC's Directors and nominees for Director, (iii) by each of the Named Executive Officers (as defined below) and (iv) by all Directors and executive officers of EMC as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned[1]		Percent of Outstanding Shares
Capital World Investors	196,494,100	[2]	9.67%
Michael W. Brown[3]*	50,000		**
Randolph L. Cowen*	0		**
Michael J. Cronin4,[5]*	170,000		**
Gail Deegan4,[6]*	158,500		**
David A. Donatelli4,[7]	1,968,366		**
John R. Egan4,[8]*	2,170,594		**
Howard D. Elias4,[9]	1,491,260		**
W. Paul Fitzgerald4,[10]*	759,208		**
David I. Goulden4,[11]	1,726,187		**
Edmund F. Kelly[4]*	10,000		**
Windle B. Priem4,[12]*	200,000		**
Paul Sagan[4]*	0		**
David N. Strohm4,[13]*	669,176		**
William J. Teuber, Jr.4,[14]	2,337,185		**
Joseph M. Tucci4,[15]*	9,121,362		**
All directors and executive officers as a group (21 persons)[16]	27,780,460		1.37%

*
Nominee for director

**
Less than 1%

1
Except as otherwise noted, all persons have sole voting and investment power of their shares. All amounts shown in this column include shares obtainable upon exercise of stock options currently exercisable or exercisable within 60 days of the date of this table.

2
Based solely on the Schedule 13G filed by Capital World Investors with the Securities and Exchange Commission on February 13, 2009. The Schedule 13G provides that Capital World Investors beneficially owns in the aggregate 196,494,100 shares of Common Stock and that it has sole power to vote or direct the voting of 67,894,500 of such shares and to dispose or direct the disposition of 196,494,100 of such shares. Capital World Investors is deemed to be the beneficial owner of the shares as a result of Capital Research and Management Company ("CRMC") acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. On February 12, 2009, The Growth Fund of America, Inc. filed a Schedule 13G with the Securities and Exchange Commission. The Schedule 13G provides that The Growth Fund of America, Inc. beneficially owns in the aggregate 112,945,200 shares of Common Stock and that it has sole power to vote or direct the voting of such shares. The Growth Fund of America, Inc. is an investment company registered under the Investment Company Act of 1940 and is advised by CRMC. CRMC manages equity assets for various investment companies through two divisions, Capital Research Global Investors and Capital World Investors. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions and proxy voting decisions for the investment companies on a separate basis.

3
Mr. Brown is deemed to own 20,000 of these shares by virtue of options to purchase these shares.

4
Does not include restricted stock units held by the following individuals: Mr. Cronin (10,000); Ms. Deegan (10,000); Mr. Donatelli (301,955); Mr. Egan (10,000); Mr. Elias (301,955); Mr. Fitzgerald (10,000); Mr. Goulden (301,955); Mr. Kelly (10,000); Mr. Priem (10,000); Mr. Sagan (10,000); Mr. Strohm (10,000); Mr. Teuber (339,699); and Mr. Tucci (500,000). The restricted stock units held by Messrs. Cronin, Egan, Fitzgerald, Kelly, Priem, Sagan and Strohm and Ms. Deegan will vest on May 21, 2009.

5
Mr. Cronin is deemed to own 140,000 of these shares by virtue of options to purchase these shares.

6
Ms. Deegan is deemed to own 100,000 of these shares by virtue of options to purchase these shares.

7
Mr. Donatelli is deemed to own 1,737,400 of these shares by virtue of options to purchase these shares.

8
Mr. Egan is deemed to own 100,000 of these shares by virtue of options to purchase these shares.

9
Mr. Elias is deemed to own 1,116,400 of these shares by virtue of options to purchase these shares.

10
Mr. Fitzgerald is deemed to own 140,000 of these shares by virtue of options to purchase these shares.

11
Mr. Goulden is deemed to own 1,396,400 of these shares by virtue of options to purchase these shares.

12
Mr. Priem is deemed to own 50,000 of these shares by virtue of options to purchase these shares.

13
Mr. Strohm is deemed to own 103,200 of these shares by virtue of options to purchase these shares.

14
Mr. Teuber is deemed to own 2,024,950 of these shares by virtue of options to purchase these shares.

15
Mr. Tucci is deemed to own 7,567,549 of these shares by virtue of options to purchase these shares.

16
Includes 20,128,914 shares of Common Stock beneficially owned by all executive officers and directors as a group by virtue of options to purchase these shares. Excludes shares as to which such individuals have disclaimed beneficial ownership. Excludes 3,373,034 restricted stock units held by all executive officers and directors as a group.

        The address of all persons listed above, other than Capital World Investors, is c/o EMC Corporation, 176 South Street, Hopkinton, Massachusetts 01748. The address of Capital World Investors is 333 South Hope Street, Los Angeles, California 90071.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding EMC's equity compensation plans as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1]	Weighted- average exercise price per share of outstanding options, warrants and rights[1]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	235,395,385	$19.70	99,956,214	[2]
Equity compensation plans not approved by security holders[3]	50,000	$21.83	—

Total:	235,445,385	$19.70	99,956,214

1
Does not include an aggregate of 14,673,624 shares of Common Stock to be issued (subject to vesting) upon the exercise of outstanding option grants, with a weighted-average exercise price of $10.20 per share, assumed by EMC in connection with various acquisitions. The option plans relating to such outstanding options were approved by the respective security holders of the acquired companies.

2
Includes 9,001,718 shares of Common Stock available for future issuance under our Amended and Restated 1989 Employee Stock Purchase Plan.

3
In January 1999 and January 2002, EMC entered into Stock Option Agreements with its Secretary, pursuant to which EMC granted to such person non-qualified options to purchase 40,000 and 10,000 shares, respectively, of Common Stock. Such option grants did not receive shareholder approval. The options are exercisable in annual increments of 20% over a five-year period and will expire on the tenth anniversary of the respective dates of grant; provided, however, that if the option holder ceases to serve as an officer of EMC for any reason, the options will terminate on the date such service terminates with respect to any shares subject to the options, whether such shares are vested or unvested on such date. The exercise prices for the options are $23.39 and $15.60 per share, respectively. As of December 31, 2008, an aggregate of 50,000 shares of Common Stock were issuable upon the exercise of the options.

 LEADERSHIP AND COMPENSATION COMMITTEE REPORT

        The Compensation Committee of EMC has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                      LEADERSHIP AND COMPENSATION COMMITTEE

                      Windle B. Priem, Chair
                      Michael W. Brown
                      Randolph L. Cowen
                      David N. Strohm

COMPENSATION DISCUSSION AND ANALYSIS

SUMMARY

        Our approach to executive compensation, one of the most important and also most complex aspects of corporate governance, is heavily influenced by our enduring belief in holding people accountable for results as well as for integrity in all of their business dealings, rewarding people for consistently strong execution, and establishing a clear connection between rewards and performance.

Building a Record of Consistent and Sustained Performance

        We have a record of consistent and sustained performance.

  •
  Despite a difficult global economic environment and a downturn in capital spending in 2008, we posted the largest revenue year in our 30-year history and delivered our sixth year in a row of double-digit revenue growth. From 2003 to 2008, the compound annual growth rate ("CAGR") for revenue was 19.2%.

  •
  Our profitability has grown even faster than our revenue. From 2003 to 2008, the CAGR for GAAP net income was 22.2% and the CAGR for GAAP diluted earnings per share ("EPS") was 23.8%.

  •
  We ended 2008 with a record $9.2 billion in cash and investments on our balance sheet.

        Our consistent and sustained financial performance creates a track record that few large, high tech companies can match. As a result of remaining intensely focused on customers' top priorities and investing heavily in research and development, we now have the strongest and most diversified portfolio of hardware, software, services, and solutions in our history and have expanded our global market opportunity from approximately $42 billion in 2003 to $65 billion in 2008.

        Our sustained performance is a product of our highly experienced and adaptable executive team, our ability to attract, develop, and retain very skilled and dedicated people, and the thorough engagement of the Board's well-informed and independent Compensation Committee, which focuses on ensuring performance-based compensation.

Linking Compensation to the Attainment of Challenging Performance Goals

        In keeping with our results-driven culture, the Compensation Committee expects our executives to deliver superior performance in a sustained fashion. Therefore a substantial portion of executives' overall compensation is tied to performance. The Committee links this compensation to the attainment of challenging goals that will drive us to achieve profitable revenue growth and market share gains, while expanding the global market opportunity for our product and technology portfolio. The Board and the Compensation Committee emphasize revenue and profitability metrics because of their strong belief that strong performance in these areas will lead to long-term shareholder value.

Using Equity as a Key Component of Compensation Program

        We believe strongly that equity awards serve to align the interests of our executives with those of our shareholders. Therefore, equity is a key component of our compensation program. Of the many forms of equity that we use to motivate our executives to achieve strategic, operational, and financial goals, all have performance elements to them. The Compensation Committee considers both long-term goals and multi-year vesting to create an incentive for our executives to sustain performance over the long term as well as to encourage retention.

        In 2005, we granted performance shares that required our company to achieve a three-year cumulative EPS goal in order for the shares to vest. In 2007, and again in 2008, we granted performance-contingent equity awards. The vesting of these awards is tied to our revenue and EPS performance. In other words, all or a portion of these awards will be forfeited if performance goals are not met. If awards are eligible to vest, they will vest over the following three to four years. In each year, these equity awards account for a significant portion of our executive officers' compensation, clearly demonstrating our commitment to pay for performance. For example, as shown on page 32 of this Proxy Statement, performance-contingent equity awards represented between 42% and 47% of our executives' compensation opportunity in 2008.

Evolving Our Compensation Program

        The Compensation Committee reviews our executive compensation program on an ongoing basis. Recent developments include:

  •
  Reduction in 2009 Cash Compensation.  Given the challenging global economic environment, as part of our ongoing cost reduction initiatives, we reduced our executive officers' cash compensation in 2009. Mr. Tucci's base salary was decreased by 10% and his target annual bonus opportunity was decreased by 30%. The 2009 base salaries and target annual bonus opportunities were reduced by 10% for each of our other Named Executive Officers.

Name	Reduction to 2009 Salary	Reduction to 2009 Target Annual Bonus	Reduction to 2009 Total Target Cash Compensation
Joseph M. Tucci	10%	30%	22%
David I. Goulden	10%	10%	10%
Howard D. Elias	10%	10%	10%
William J. Teuber, Jr.	10%	10%	10%
David A. Donatelli	10%	10%	10%
  •
  Reduction in 2008 Corporate Incentive Plan Payments.  Despite our strong performance in 2008, the Compensation Committee exercised its discretion under the 2008 Corporate Incentive Plan to reduce bonus payments by 20% as part of our ongoing cost reduction initiatives. For more information, please see "2008 Corporate Incentive Plan" on page 34 of this Proxy Statement.

  •
  Pay for Performance Cash Bonus Plans.  For 2009, as in past years, a very significant portion of our executives' cash compensation is tied to the achievement of strategic, operational, and financial goals. For more information, please see "Cash Bonus Plans" on page 33 of this Proxy Statement.

  •
  Performance Contingent Equity.  For the second consecutive year, more than 50% of the equity awards granted to our executive officers will vest only if challenging performance targets are achieved, and all or a portion of the equity awards will be forfeited if these goals are not achieved. In order for our executives to realize value from the performance-contingent equity awards granted in 2008, our company must deliver strong 2009 revenue and EPS results. Even if this performance is achieved, the awards will vest over the following three to four years. We have made these awards a key component of our executive compensation program to give our executives a strong incentive to achieve important operational goals, align their interests with those of shareholders, and encourage retention. For more information on these awards, please see "Performance Stock Units" and "Performance Stock Options" on pages 39 and 40 of this Proxy Statement.

  •
  Reduction in 2009 Director Cash Compensation.  For 2009, the Board reduced its cash compensation by 10% in light of our ongoing cost reduction initiatives.

        Other highlights of our executive compensation program include:

  •
  Stock Ownership Guidelines.  We have rigorous stock ownership guidelines that align our executive officers' interests with those of our shareholders. For more information, please see "Stock Ownership Guidelines" on page 47 of this Proxy Statement.

  •
  Change in Control Agreements.  Our change in control agreements require "double trigger" vesting of equity awards and include a phase-out of the excise tax gross-up. For awards to vest on a "double trigger" basis a change in control must occur and an executive's employment must be terminated in qualifying circumstances within two years following the change in control. We will completely eliminate the excise tax gross-up by the end of 2009. For more information on the change in control agreements, please see "Change in Control Agreements" on page 43 of this Proxy Statement.

  •
  No Tax Gross-Ups.  Tax gross-ups are not provided to our executive officers for personal expenses. For more information, please see "Perquisites" on page 43 of this Proxy Statement.

  •
  Accessible Compensation Committee.  To encourage and facilitate dialogue between our shareholders and the Compensation Committee, we have established a direct e-mail address for the Compensation Committee. For more information, please see "Communications with the Board" on page 14 of this Proxy Statement.

  •
  Compensation Recovery Policies.  We have policies that allow us to "clawback" both cash and equity compensation. For more information, please see "Compensation Recovery Policies" on page 47 of this Proxy Statement.

  •
  Independent Compensation Consultant.  Our Compensation Committee has a formal policy that its compensation consultant is only permitted to provide services to the Compensation Committee. The compensation consultant is not permitted to provide any other services to us.

NAMED EXECUTIVE OFFICERS

        The executive officers who appear in the Summary Compensation Table for 2008 are Joseph M. Tucci, Chairman of the Board, President and Chief Executive Officer; David I. Goulden, Executive Vice President and Chief Financial Officer; Howard D. Elias, Executive Vice President and President, EMC Global Services and Resource Management Software Group; William J. Teuber, Jr., Vice Chairman; and David A. Donatelli, Executive Vice President and President, EMC Storage Division. These individuals are referred to collectively in this Proxy Statement as the "Named Executive Officers."

OBJECTIVES OF EMC'S EXECUTIVE COMPENSATION PROGRAM

        The objectives of EMC's executive compensation program are to:

  •
  motivate executives to achieve EMC's strategic, operational and financial goals;

  •
  reward superior performance;

  •
  attract and retain exceptional executives; and

  •
  align the interests of executives and EMC shareholders.

        These objectives are discussed below for each element of EMC's executive compensation program.

OVERVIEW OF EMC'S EXECUTIVE COMPENSATION PROGRAM

        The primary elements of EMC's executive compensation program are base salary, cash incentive bonus opportunities and long-term equity incentives. These three elements are the principal means by which we compensate the Named Executive Officers.

        The Compensation Committee compares the relative weightings of our executives' base salaries, cash incentive bonus opportunities and long-term equity grants. The Compensation Committee designs the executive compensation program to give significant weight to the equity and cash incentive bonus components of the program.

        Set forth below is a summary of the relative weights given to each component of the compensation opportunities for 2008 for the Named Executive Officers.

        For purposes of determining the percentages shown above for the annual compensation opportunities of the Named Executive Officers, the Compensation Committee assumed that cash bonuses will be earned at target levels, stock options have a value determined by an option pricing model and restricted stock units have a value equal to the underlying value of the stock on the grant date. Since these awards have both upside opportunities and downside risk, these percentages may not reflect the actual amounts realized.

        The emphasis on the long-term equity incentive components and cash bonus opportunity of the executive compensation program reflects EMC's belief that a large portion of an executive's compensation should be performance-based. This compensation is performance-based because payment is tied to the achievement of individual or corporate performance goals, the price of EMC stock or a combination of these factors. To the extent that performance goals are not achieved or the price of EMC shares does not increase, executives will receive a lesser amount of total compensation. Equity-based incentives are viewed by the Compensation Committee as particularly significant because these awards align the executives' interests with those of EMC shareholders.

ELEMENTS OF EMC'S EXECUTIVE COMPENSATION PROGRAM

Base Salary

        In general, base salaries for the Named Executive Officers are determined by evaluating the responsibilities of the executive's position, the executive's experience and the salaries paid to executives by our peer group. Base salary adjustments are considered annually and take into account changes in the executive's responsibilities, the executive's performance and changes in the competitive marketplace and the economy. For 2009 at Mr. Tucci's recommendation, we decreased each Named Executive Officer's base salary by 10% as part of our ongoing cost reduction initiatives. The Named Executive Officer's 2008 and 2009 base salaries are set forth below:

Name	2008 Base Salary	2009 Base Salary	Percentage Decrease
Joseph M. Tucci	$1,000,000	$900,000	10%
David I. Goulden	$600,000	$540,000	10%
Howard D. Elias	$600,000	$540,000	10%
William J. Teuber, Jr.	$700,000	$630,000	10%
David A. Donatelli	$700,000	$630,000	10%

Cash Bonus Plans

        More than 80% of our salaried employees, including the Named Executive Officers, participate in cash bonus plans under which the payment of bonuses is contingent upon the achievement of pre-determined performance goals. Our cash bonus plans are designed to motivate our executive officers and other employees to achieve specified corporate, business unit, individual, strategic, operational and other performance objectives. As described below, the mix of bonus opportunities, the different types of performance goals and the weights assigned to each of such goals varies among the Named Executive Officers to reflect each officer's role and responsibility within EMC. Our cash bonus plans require a threshold level of performance to be reached before any payments are made and may provide for additional payments if the target performance goals are exceeded. The performance goals are discussed below in the context of the various bonus programs.

2008 Cash Bonus Plans

        The table set forth below shows each of the bonus plans in which the Named Executive Officers participated in 2008 and their target bonus opportunity under each plan.

Name	Corporate Incentive Plan	Management by Objectives Plan	Information Infrastructure Incentive Plan
Joseph M. Tucci	$1,080,000	$360,000	n/a
David I. Goulden	$400,000	$200,000	n/a
Howard D. Elias	$240,000	$120,000	$240,000
William J. Teuber, Jr.	$450,000	$150,000	$100,000
David A. Donatelli	$200,000	$100,000	$200,000

        The Compensation Committee determined that the bonus opportunities for Messrs. Tucci, Goulden and Teuber should be heavily weighted towards the Corporate Incentive Plan since in their roles as Chairman and CEO, Chief Financial Officer and Vice Chairman, they have responsibility for and a significant impact on EMC's overall corporate performance. The Compensation Committee determined that the bonus opportunities for Messrs. Elias and Donatelli should be allocated more evenly among their bonus plans since in their roles as the leaders of our global services and storage businesses, their influence on EMC's overall corporate performance and our Information Infrastructure business is evenly balanced.

        Each year, the Compensation Committee approves each Named Executive Officer's cash bonus opportunity under the applicable cash bonus plans. In determining the cash bonus opportunity, the Compensation Committee considers a number of factors, including EMC's performance, the individual's performance and the performance of the business unit or function for which the individual is responsible, the individual's experience, similar compensation opportunities that may be payable to similarly situated executives internally and externally, changes in the competitive marketplace and the economy, and the other elements of compensation payable by EMC to the individual.

        A description of the cash bonus plans in which the Named Executive Officers participated in 2008 is set forth below.

  2008 Corporate Incentive Plan

        During 2008, our Named Executive Officers participated in the 2008 Corporate Incentive Plan. The 2008 Corporate Incentive Plan is an annual incentive plan under which the Named Executive Officers and other employees were eligible to receive bonuses contingent upon EMC's attainment of revenue, EPS and free cash flow per share targets, with 30% of the opportunity based on revenue, 50% based on EPS and 20% based on free cash flow per share. The elements of the 2008 Corporate Incentive Plan are set forth below:

Performance Goal	Threshold (65.5% Payout)	Target (100% Payout)	Maximum (200% Payout)	Achievement/Payout in 2008	Component Weighting
Revenue (billions)	$14.25	$15.00	$15.41	$14.88 / 94.69%	30%
Non-GAAP EPS	$0.95	$1.04	$1.14	$0.94 / 60%*	50%
Free cash flow per share	$1.02	$1.15	$1.26	$1.24 / 190%	20%

*
As described below, the Compensation Committee exercised discretion under the plan in calculating our EPS achievement. As a result, our non-GAAP EPS achievement was reduced by 10 cents from $1.04 to $0.94.

        EPS was given the greatest weighting under the 2008 Corporate Incentive Plan to emphasize profitable growth and because the Compensation Committee believes that increases in EPS will lead to greater long-term shareholder value. EPS was calculated on a non-GAAP basis. The impact of certain unanticipated events, stock-based compensation and intangible asset amortization were excluded for purposes of calculating achievement against the 2008 Corporate Incentive Plan target. The Compensation Committee also selected revenue and free cash flow per share as performance measures because they believe they are important to shareholder value and are also key components of EMC's strategic plan. Free cash flow per share was calculated as operating cash flow less expenditures for property, plant and equipment and capitalized software divided by the average number of shares outstanding in 2008 on a fully diluted basis.

        In 2008, Corporate Incentive Plan participants received an initial payment equal to 40% of their annual target bonus under the plan since EMC met the revenue and EPS targets for the first half of 2008. Corporate Incentive Plan participants were provided with the opportunity to earn first half payments in order to drive strong revenue and profitability throughout the year. The plan design provided no payment for the free cash flow component for the first half of 2008 because we determined that we could not assess whether a full year free cash flow target would be achieved after only six months given the large number of factors that could impact free cash flow in the second half of 2008.

        In 2008, despite a difficult global economic environment, we came very close to achieving the target revenue goal of $15 billion by achieving revenues of $14.88 billion, met the non-GAAP EPS goal of $1.04 and exceeded the free cash flow per share goal of $1.15 by $0.09. Despite these achievements, in light of EMC's ongoing cost reduction initiatives, Mr. Tucci recommended that the Compensation Committee exercise its discretion to reduce the EPS achievement under the plan by including the negative impact of our fourth quarter 2008 restructuring charge. This reduced EPS by $0.10 from $1.04 to $0.94. At this adjusted level of EPS achievement, the Compensation Committee exercised its discretion to fund the EPS component of the plan at 60%. As a result, bonuses under the plan were paid at 96.4% of target instead of 116.4% of target.

  2008 Management by Objectives Plan

        The Management by Objectives Plan (the "MBO") is an incentive plan under which many EMC employees, including our executive officers, are eligible for a quarterly cash bonus contingent upon (i) corporate achievement of quarterly funding goals and (ii) individual achievement of quarterly performance goals. The primary purpose of the MBO is to focus our employees on the completion of quarterly goals that will help EMC achieve its long-term strategic objectives. For 2008, the funding of the MBO was dependent upon corporate quarterly revenue, profit and total customer experience ratings. The MBO is funded at 100% if all of the applicable targets are met; and at 80% if one or more of these targets is not achieved. In 2008, the MBO was fully funded for each quarter since the quarterly corporate goals were achieved.

        The number of individual performance goals that may be assigned to each Named Executive Officer under the MBO in a quarter can vary, as well as the relative weighting assigned to the goals. The MBO bonuses for 2008 were a function of the quarterly funding and the percentage of performance goals achieved in the quarter. The number of individual performance goals assigned to the Named Executive Officers in each quarter of 2008 varied, but was typically between four and eight. The Compensation Committee assigned performance goals to Messrs. Tucci and Teuber and evaluated whether the goals were achieved. Mr. Tucci assigned performance goals to Messrs. Goulden, Elias and Donatelli and evaluated whether the goals were achieved.

        The Compensation Committee assigned goals to Messrs. Tucci and Teuber that reflected both a short-term focus and a long-term strategic focus. These goals included achieving quarterly revenue and profitability targets, developing and communicating our strategic plan and key corporate initiatives, expanding our global market opportunity, pursuing strategic acquisitions, strengthening key alliances and partnerships, setting our sustainability strategy, talent management and succession planning.

        Mr. Tucci assigned different goals to each of Messrs. Goulden, Elias and Donatelli based on their respective job responsibilities. The goals assigned to Mr. Goulden included developing our financial operating plan, developing our cost transformation plan, improving our operational effectiveness, business processes and financial accountability, and talent management. The goals assigned to Mr. Elias reflected an operational and strategic focus on our global services business, including executing quarterly operating plans, deploying total customer experience and quality metrics, improving our operational effectiveness, strengthening alliances, driving the performance of acquired companies, developing strategic initiatives and talent management. The goals assigned to Mr. Donatelli reflected an operational and strategic focus on the Information Storage business, including executing quarterly operating plans, product development, supply chain management, driving the performance of acquired companies, developing strategic initiatives and talent management.

        Although achievement of the individual performance goals for each of the Named Executive Officers under the MBO required significant effort, the Compensation Committee expected that individual performance goals under the MBO would be achieved by the Named Executive Officers and, historically, these goals have been achieved by the Named Executive Officers. The funding goals under the MBO were challenging, but based on experience from prior years, the Compensation Committee believed that the goals could be met and, historically, these goals have been achieved in most years. In 2008, the MBO funding goals were achieved and the Named Executive Officers achieved between 87% and 100% of their individual goals.

  2008 Information Infrastructure Incentive Plan

        During 2008, Messrs. Teuber, Elias and Donatelli each participated in the 2008 Information Infrastructure Incentive Plan (the "2008 Information Infrastructure Plan"). Bonuses under the plan were based on the results of EMC's Information Infrastructure business, which is comprised of EMC's Information Storage, RSA Information Security and Content Management and Archiving businesses and includes revenue from each of these business units.

        Bonuses under the plan for Messrs. Teuber and Elias were tied to the Information Infrastructure business' 2008 revenue and EPS results. Mr. Donatelli's bonus under the plan was tied to these factors as well as the gross profit percentage generated from our Information Storage business, excluding the impact of 2008 acquisitions and the amortization of capitalized software development costs. Revenue, EPS and gross profit percentage were selected as performance metrics under the plan since they are important drivers of our Information Infrastructure business and shareholder value. EPS was calculated on a non-GAAP basis, excluding the impact of certain unanticipated events, stock-based compensation and intangible asset amortization for purposes of calculating achievement against the 2008 Information Infrastructure Plan target.

        Sixty percent of Mr. Teuber's bonus opportunity under the plan was tied to the achievement of Information Infrastructure revenue and 40% was tied to the achievement of Information Infrastructure EPS. Mr. Teuber had a larger percentage of his bonus opportunity under the plan tied to the achievement of Information Infrastructure revenue because he is responsible for driving global revenue and overseeing EMC's customer relationships. Mr. Elias' bonus opportunity under the plan was evenly split between Information Infrastructure revenue and EPS achievement because we believe his efforts have a relatively equal impact on the achievement of both metrics. Twenty-five percent of Mr. Donatelli's bonus opportunity under the plan was tied to the achievement of Information Infrastructure revenue and 25% was tied to the achievement of Information Infrastructure EPS. Fifty percent of Mr. Donatelli's bonus opportunity under the plan was tied to the gross profitability percentage of our Information Storage business because as the leader of our Information Storage business, his efforts have the largest influence over the profitability of that business.

        The elements of the 2008 Information Infrastructure Plan are set forth below:

Performance Goal	Threshold (61% Payout for Revenue and EPS, 86% Payout for Gross Profit Percentage)	Target (100% Payout)	Maximum (200% Payout)	Achievement/Payout in 2008
Revenue (billions)	$11.29	$13.0	$13.66	$12.74 / 95.4%
Non-GAAP EPS	$0.80	$0.88	$0.965	$0.87 / 98.6%
Information Storage Gross Profit Percentage	50.6%	51.0%	52.0%	53.2% / 200%

        Participants in the 2008 Information Infrastructure Plan received up to 25% of their target annual bonus opportunities on a quarterly basis since EMC met the quarterly revenue, EPS and profitability targets set under the plan. 2008 Information Infrastructure Plan participants were provided with the opportunity to receive quarterly bonuses in order to encourage consistent execution during the year. The target annual bonus opportunities under the plan for Messrs. Teuber, Elias and Donatelli were $100,000, $240,000 and $200,000, respectively, and their payments under the plan were $96,696, $232,821 and $297,009, respectively.

Discretionary Bonus for 2008 Performance

        In January 2009, the Compensation Committee approved, at Mr. Tucci's recommendation, a discretionary bonus of $70,000 for Mr. Donatelli in recognition of his role in driving the rapid implementation of flash technology in our storage products and the strong performance of our Information Storage business in 2008.

2009 Cash Bonus Plans

        As noted above, for 2009 we reduced the target annual bonus opportunities provided to the Named Executive Officers given the difficult global economic environment and as part of our cost reduction initiatives. Mr. Tucci's 2009 target bonus opportunity was reduced by 30% and each other Named Executive Officer's 2009 target bonus opportunity was reduced by 10%. Our Named Executive Officers' total target annual bonus opportunities for 2008 and 2009 are set forth below:

Name	2008 Total Target Annual Bonus Opportunity	2009 Total Target Annual Bonus Opportunity	Percentage Decrease
Joseph M. Tucci	$1,440,000	$1,008,000	30%
David I. Goulden	$600,000	$540,000	10%
Howard D. Elias	$600,000	$540,000	10%
William J. Teuber, Jr.	$700,000	$630,000	10%
David A. Donatelli	$500,000	$450,000	10%

        The table set forth below shows each of the bonus plans in which our Named Executive Officers are participating in 2009 and their target bonus opportunity under each plan.

Name	Corporate Incentive Plan	Corporate Quarterly Operating Plan	Management by Objectives Plan	Information Storage Incentive Plan
Joseph M. Tucci	$504,000	$302,400	$201,600	n/a
David I. Goulden	$270,000	$162,000	$108,000	n/a
Howard D. Elias	$216,000	$108,000	$54,000	$162,000
William J. Teuber, Jr.	$283,500	$126,000	$63,000	$157,500
David A. Donatelli	$180,000	$90,000	$45,000	$135,000

For 2009, the Compensation Committee replaced the Information Infrastructure Plan with the Information Storage Incentive Plan and adopted a new cash plan, the Corporate Quarterly Operating Plan. As a result, the bonus opportunities under our cash bonus plans were re-allocated. A description of our 2009 cash bonus plans is set forth below.

  2009 Corporate Incentive Plan

        Bonuses under the 2009 Corporate Incentive Plan will be based upon the achievement of 2009 revenue, EPS and free cash flow per share targets. The 2009 Corporate Incentive Plan has the same plan design as the 2008 Corporate Incentive Plan. Similar to the 2008 Corporate Incentive Plan, 30% of the bonus opportunity under the plan is based on revenue, 50% is based on EPS and 20% is based on free cash flow per share. Participants are not entitled to a bonus unless threshold performance is achieved and the maximum bonus under the plan is equal to 200% of a participant's target bonus.

  2009 Corporate Quarterly Operating Plan

        Given the uncertain economic outlook for 2009, the Compensation Committee adopted the 2009 Corporate Quarterly Operating Plan. Under this plan, the Named Executive Officers and other EMC employees will be able to earn quarterly bonuses based upon the achievement of revenue and EPS goals that are set each quarter by the Compensation Committee. The bonus opportunity under the plan is equally weighted between revenue and EPS. The Corporate Quarterly Operating Plan requires our executives to drive strong performance during each quarter of 2009. Participants will not be entitled to a bonus for a quarter unless threshold performance is achieved for the quarter. Participants will also have the opportunity to earn a year-end bonus under the plan if the funding percentage under the 2009 Corporate Incentive Plan based upon our 2009 revenue and EPS performance exceeds the funding percentage under the 2009 Corporate Quarterly Operating Plan. This year-end bonus opportunity was provided because the Compensation Committee wanted to provide an overachievement opportunity based on annual results. The maximum bonus under the plan is equal to 200% of a participant's target bonus.

  2009 Management by Objectives Plan

        The 2009 Management by Objectives Plan has the same plan design as the 2008 Management by Objectives Plan. It is expected that the types of individual performance goals to be assigned under the plan in 2009 will be similar to those assigned in 2008 with the exception that all the individual performance goals will be qualitative.

  2009 Information Storage Incentive Plan

        In order to more tightly align the compensation payable to Messrs. Elias, Teuber and Donatelli to the results of our Information Storage business, which is our largest business unit, the Compensation Committee adopted the 2009 Information Storage Incentive Plan (the "2009 Information Storage Plan"). Bonuses under this plan will be based upon our Information Storage business' achievement of 2009 revenue and earnings before interest and taxes, excluding stock-based compensation, intangible asset amortization and the capitalization and related amortization of capitalized software development costs ("Cash EBIT"). A portion of Mr. Donatelli's bonus will also be based upon the gross profit percentage of our Information Storage business, excluding the impact of 2009 acquisitions and the amortization of capitalized software development costs.

        Fifty percent of each of Mr. Elias' and Mr. Teuber's bonus opportunity will be based upon the Information Storage business' revenue and 50% upon the business' Cash EBIT. One-third of Mr. Donatelli's bonus opportunity will be evenly split between the Information Storage business' revenue and Cash EBIT and two-thirds will be based upon the Information Storage business' gross profit percentage.

        In order to encourage consistent execution during the year, plan participants are eligible to receive an advance of up to 25% of their target annual bonus opportunities for each quarter of 2009 if the quarterly targets are achieved. Participants will not be entitled to a bonus for a quarter unless threshold performance is achieved for the quarter. Participants will have the opportunity to earn a year-end bonus under the plan equal to their target annual bonus if the annual targets under the plan are exceeded. The maximum bonus under the plan is equal to 200% of a participant's target bonus.

Long-Term Equity Incentives

        EMC believes strongly that equity awards align the interests of its employees with those of its shareholders. Accordingly, EMC grants equity to a large percentage of its employees. As of December 31, 2008, approximately 75% of our employees held one or more equity awards.

        EMC grants broad-based equity awards to help achieve its strategic objectives by:

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  motivating our employees, including the Named Executive Officers, to achieve EMC's financial goals;

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  promoting retention through the use of multi-year vesting schedules; and

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  aligning the interests of our employees, including the Named Executive Officers, with our shareholders because the value of our equity awards are tied to increases in our stock price.

        Prior to 2003, EMC granted equity solely in the form of stock options. However, since the adoption of the Amended and Restated 2003 Stock Plan (the "2003 Stock Plan"), which provided for additional types of equity awards, EMC has also granted restricted stock awards and restricted stock unit awards to provide employees with a mixed equity portfolio and to increase employee retention. In establishing criteria for the type of equity awards to be granted to the Named Executive Officers, the number of shares subject to those awards, and the terms and conditions of those awards, the Compensation Committee takes into account the duties and responsibilities of the individual, individual performance, previous equity awards to such individual and the value of those awards, and awards made to individuals in similar positions at peer group companies.

        Set forth below is a description of the outstanding long-term equity incentive awards that we have granted to the Named Executive Officers.

Performance Stock Units

        We granted performance stock units to our executive officers in 2007 and 2008.

  2007 Performance Stock Units

        In November 2007, the Compensation Committee granted restricted stock units to our executive officers, including Messrs. Goulden, Elias, Teuber and Donatelli, which were eligible to vest only if 2008 revenue and EPS targets were achieved. We refer to these grants as the "2007 performance stock units." At his request, Mr. Tucci did not receive any 2007 performance stock units. The vesting of 40% of the 2007 performance stock units was tied to our 2008 revenue results and the vesting of 60% of the 2007 performance stock units was tied to our 2008 EPS results. EPS was calculated on a non-GAAP basis, excluding the impact of certain unanticipated events, stock-based compensation and intangible asset amortization for purposes of calculating achievement against the target.

        The revenue and EPS goals for the 2007 performance stock units and the achievement against the goals are summarized below.

Performance Goal	Threshold	Target	Achievement in 2008	Component Weighting	% of Shares Eligible to Vest*
Revenue (billions)	$14.25	$15.00	$14.88	40%	94.69%
Non-GAAP EPS	$0.945	$1.04	$1.07	60%	100%

*
As a result of the revenue and EPS weighting described above, 97.87% of the 2007 performance stock units became eligible to vest.

Given our strong results in 2008 despite a challenging economic environment, 97.87% of the 2007 performance stock units became eligible to vest. Subject to continued employment with EMC, one-third of the 2007 performance stock units will vest in each of 2010, 2011 and 2012.

  2008 Performance Stock Units

        In August 2008, the Compensation Committee granted performance stock units to our executive officers, including the Named Executive Officers. These awards are eligible to vest only if we achieve 2009 revenue and EPS targets. We refer to these grants as the "2008 performance stock units." The vesting of 40% of the 2008 performance stock units is tied to our 2009 revenue results and the vesting of 60% of the 2008 performance stock units is tied to our 2009 EPS results. EPS will be calculated on a non-GAAP basis, excluding the impact of certain unanticipated events, stock-based compensation and intangible asset amortization for purposes of calculating achievement against the target. We granted 300,000, 96,000, 96,000, 108,000 and 96,000 2008 performance stock units to Messrs. Tucci, Goulden, Elias, Teuber and Donatelli, respectively.

        Given the uncertain economic environment for 2009, the Compensation Committee decided that if the revenue and EPS thresholds are not achieved, a lesser number of the 2008 performance stock units will be eligible to vest as long as EMC achieves strong revenue and EPS growth in 2009 relative to our peer group. If EMC's revenue growth ranks among the top one-third of the peer group, then 50% of the performance stock units tied to revenue growth will be eligible to vest and if EMC's revenue growth ranks in the top half of the peer group, then 25% of these performance stock units will be eligible to vest. Similarly, if EMC's EPS growth ranks among the top one-third of the peer group, then 50% of the 2008 performance stock units tied to EPS growth will be eligible to vest and if EMC's EPS growth ranks in the top half of the peer group, then 25% of these performance stock units will be eligible to vest. For more information on the peer group, please see "Peer Group" on page 46 of this Proxy Statement.

        If any of the 2008 performance stock units become eligible to vest after the determination of our 2009 results, one-third of them will vest in each of 2010, 2011 and 2012, subject to the executive's continued employment with EMC.

        The Compensation Committee chose revenue and EPS as the performance goals because it believes that growing revenue and EPS will lead to long-term shareholder value. A greater weighting was given to EPS to emphasize profitable growth and because the Compensation Committee believes that strong EPS performance will lead to greater long-term shareholder value.

Performance Stock Options

        We granted performance stock options to our executive officers in 2007 and 2008.

  2007 Performance Stock Options

        In November 2007, the Compensation Committee granted stock options to our executive officers, including Messrs. Goulden, Elias, Teuber and Donatelli, which were eligible to vest based on our 2008 revenue and EPS results on the same terms and conditions as described above under "2007 Performance Stock Units." We refer to these grants as the "2007 performance stock options." At his request, Mr. Tucci did not receive any 2007 performance stock options. Given our strong results in 2008 despite a difficult global economic environment, 97.87% of the 2007 performance stock options became eligible to vest. Subject to continued employment with EMC, one-quarter of the 2007 performance stock options will vest in each of 2010, 2011, 2012 and 2013.

  2008 Performance Stock Options

        In August 2008, the Compensation Committee granted performance stock options to our executive officers, including the Named Executive Officers, which are eligible to vest on the same terms and conditions as described above under "2008 Performance Stock Units." We refer to these grants as the "2008 performance stock options." If any 2008 performance stock options become eligible to vest after the determination of our 2009 results, one-quarter of them will vest in each of 2010, 2011, 2012 and 2013, subject to the executive's continued employment with EMC. We granted 180,000, 48,000, 48,000, 63,000 and 48,000 2008 performance stock options to Messrs. Tucci, Goulden, Elias, Teuber and Donatelli, respectively.

Time-Based Stock Units

        In November 2007 and August 2008, our executive officers were granted time-based stock units in addition to performance stock units. At his request, Mr. Tucci did not receive any time-based stock units in 2007. The time-based stock units vest at the rate of 25% per year on each of the first four anniversaries of the grant date, subject to the executive's continued employment with EMC. Recognizing that a very large portion of our executive pay is at risk, these stock units were granted to promote retention. In 2008, we granted 200,000, 64,000, 64,000, 72,000 and 64,000 time-based stock units to Messrs. Tucci, Goulden, Elias, Teuber and Donatelli, respectively.

Time-Based Stock Options

        In November 2007 and August 2008, our executive officers were granted time-based stock options in addition to performance stock options. At his request, Mr. Tucci did not receive any time-based stock options in 2007. These options will have value to these executives only if the price of EMC's stock increases. The stock options will vest at the rate of 20% per year on each of the first five anniversaries of the grant date, subject to the executive's continued employment with EMC. We granted these stock options with a five-year vesting schedule to promote retention. In 2008, we granted 120,000, 32,000, 32,000, 42,000 and 32,000 time-based stock options to Messrs. Tucci, Goulden, Elias, Teuber and Donatelli, respectively.

        The following chart summarizes the number of equity awards that were granted to the Named Executive Officers in 2008.

Name	2008 Performance Stock Units	2008 Performance Stock Options	2008 Time-Based Stock Units	2008 Time-Based Stock Options
Joseph M. Tucci	300,000	180,000	200,000	120,000
David I. Goulden	96,000	48,000	64,000	32,000
Howard D. Elias	96,000	48,000	64,000	32,000
William J. Teuber, Jr.	108,000	63,000	72,000	42,000
David A. Donatelli	96,000	48,000	64,000	32,000

2005 Performance Shares

        In December 2005, the Compensation Committee granted restricted stock to members of EMC's senior management, including the Named Executive Officers, which could only vest if a three-year cumulative non-GAAP EPS goal was achieved over 2006-2008. We refer to these grants as "performance shares." The number of performance shares that were eligible to vest depended on the percentage of achievement of the three-year cumulative EPS target set by the Compensation Committee. We refer to these as "target performance shares." An additional number of performance shares (equal to 25% of the target performance shares) could vest if at least 106% of the performance goal was achieved and the Named Executive Officer continued employment with EMC through January 2010. We refer to these as the "overachievement performance shares." The target performance shares and the overachievement performance shares were granted to provide long-term alignment with EMC's business plan and to provide a multi-year retention incentive, as well as to align the interests of the Named Executive Officers with our shareholders.

        The three-year cumulative 2006-2008 EPS goal set by the Compensation Committee was $2.08. EMC achieved in excess of 106% of this goal. As a result, the target performance shares vested in January 2009 and the overachievement performance shares are also eligible to vest subject to the award holder's continued employment with EMC through January 2010. For purposes of the performance shares, EPS achievement was calculated on a non-GAAP basis and excludes the impact of certain unanticipated events, stock-based compensation and intangible asset amortization.

Performance Accelerated Restricted Shares (PARs)

        In 2005 and in prior years, the Compensation Committee granted the Named Executive Officers and other EMC employees performance accelerated restricted shares. We refer to these awards as "PARs." PARs granted to the Named Executive Officers and to our other employees generally vest on the fifth anniversary of their date of grant, subject to the continued employment of the award recipient. A portion of the PARs may vest at an accelerated rate, generally with respect to one-third of the underlying shares in each of the first three years following grant, if annual performance goals are met. If an annual performance goal is not achieved with respect to a particular year, but the overachievement of performance goals in the immediately preceding year was sufficient to make up for the underperformance in the current year, then PARs may still vest on an accelerated basis with respect to that year. Because no additional PARs are granted if performance goals are exceeded, the PARs contain the carry forward feature in order to encourage annual overachievement of goals. If the annual vesting criteria are not met as described above, the portion of the shares subject to accelerated vesting with respect to that year will vest on the fifth anniversary of the date of grant. PARs are intended to accelerate the achievement of financial goals and promote retention, as well as align the interests of the Named Executive Officers with our shareholders. Generally, we have used annual EPS targets that are set by the Board of Directors as the performance goals for the PARs.

        PARs were granted to Messrs. Tucci, Goulden, Elias, Teuber and Donatelli in 2003, 2004 and 2005. The PARs granted in 2003 and 2004 have vested fully and the PARs granted in 2005 vested fully in January 2009 because EMC achieved the 2008 EPS goal of $0.83. EPS was calculated on a non-GAAP basis, excluding stock-based compensation, restructuring charges, operating results from acquisitions closed during the year, and positive tax adjustments for prior periods for purposes of calculating achievement against the 2008 target.

Equity Grant Guidelines

        As is the case for all of our equity awards and in accordance with our equity grant guidelines, stock options are usually granted by the Compensation Committee at regularly scheduled meetings. If the meeting is held on a business day, the grant date is such business day and the price is the closing price of our Common Stock on such date. If the meeting is not held on a business day, the grant date is the next business day and the price is the closing price of our Common Stock on such date. If the meeting is held during the "quiet period" preceding our earnings announcement, the grant date is the first business day that the "quiet period" ends, and the price is the closing price of our Common Stock on such date.

Retirement and Deferred Compensation Benefits

        EMC does not provide the Named Executive Officers with a defined benefit pension plan or any supplemental executive retirement plans, nor does EMC provide the Named Executive Officers with retiree health benefits. EMC employees, including the Named Executive Officers, may participate in a 401(k) plan that provides for a matching contribution of 6% of the employee's contribution, up to a maximum of $3,000 per year. The 401(k) plan is provided to all employees as a standard benefit offering, designed to assist employees with retirement savings in a tax-advantaged manner. EMC makes a matching contribution to the 401(k) plan to attract and retain employees and because it provides an additional incentive for employees to save for retirement.

        EMC also maintains a non-qualified deferred compensation plan pursuant to which key employees, including the Named Executive Officers, may elect to defer the receipt of a portion of the cash bonuses they would otherwise have received when earned. EMC does not make any matching or other contributions under this plan.

        The non-qualified deferred compensation plan was adopted in order to give certain employees, including the Named Executive Officers, the ability to defer receipt of bonus income to a later date, which may be an attractive tax planning feature to executives, the availability of which assists in the attraction and retention of executive talent. Amounts deferred under the plan are deemed invested in the investment funds selected from the various funds available under the plan, which funds are also available under the 401(k) plan. Deferrals, adjusted for earnings and losses in the deemed investments, are generally taxable to participants when the funds are distributed. EMC is not permitted to take a tax deduction until that time. Since EMC does not match any deferred amounts or otherwise make any contributions to the accounts of participants under the deferred compensation plan, amounts payable under the plan are determined entirely by participant contributions (and subsequent investment gains and losses). For more information on EMC's deferred compensation plan, please see "Nonqualified Deferred Compensation" on page 54 of this Proxy Statement.

Perquisites

        As described in more detail below, the perquisites provided to the Named Executive Officers are limited to tax and financial planning services, annual executive physical exams, and personal use of EMC-owned aircraft in limited circumstances.

        Financial planning services and executive physicals are provided because the Compensation Committee believes they allow the Named Executive Officers to focus more of their time and attention on their employment and promote the well being of the Named Executive Officers, thereby providing a benefit to EMC. Limited personal use of EMC-owned aircraft is provided because it allows the executive to reduce their travel time and devote more time to their work duties. The perquisites we provide represent a small fraction of the total compensation of each Named Executive Officer. The value of the perquisites we provide are taxable to the Named Executive Officers and the incremental cost to EMC of providing these perquisites is reflected in the Summary Compensation Table.

        Effective January 1, 2009, as part of our ongoing cost reduction initiatives, we eliminated the car allowance formerly provided to our Named Executive Officers.

        EMC does not provide tax gross-ups to our Named Executive Officers or any other executive officers for personal expenses.

        The Compensation Committee periodically reviews the perquisites that it provides, including the cost to EMC of providing such perquisites. It believes that the perquisites provided are reasonable and appropriate. For more information on perquisites provided to the Named Executive Officers, please see the "All Other Compensation Table" on page 49 of this Proxy Statement.

Post-Termination Compensation

        In addition to retirement and deferred compensation benefits described above, EMC has arrangements with the Named Executive Officers that may provide them with compensation following termination of employment.

Change in Control Agreements

        Change in control agreements benefit a corporation in the event of a change in control or a potential change in control by allowing executives who are parties to such agreements to focus on continuing business operations and the success of a potential business combination rather than seeking alternative employment, thereby providing stability to a corporation during a potentially uncertain period. The Board of Directors believes that it is in EMC's best interest to have change in control agreements with certain executives, including the Named Executive Officers. EMC's change in control agreements provide executives with severance payments and certain other benefits in the event that their employment is terminated in connection with a change in control. The change in control agreements provide severance benefits only if there is both (1) a change in control (or potential change in control) of EMC and (2) the executive's employment is terminated by EMC (or any successor) without cause or the executive terminates his or her employment for good reason, in each case within 24 months following a change in control (or during a potential change in control period). We refer to such a termination of employment as a "qualifying termination."

        In 2007, after a thorough evaluation, the Board and the Compensation Committee approved a number of amendments to the change in control agreements. Upon a qualifying termination under the amended change in control agreements, an executive officer is now entitled to the following:

  •
  Salary and Bonus.  A lump sum payment equal to 2.99 times the sum of the executive's annual base salary and target annual bonus. The lump sum amount was reduced from three to 2.99 times in recognition of evolving practices.

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  Prorated Bonus for Year of Termination.  A lump sum payment equal to the executive's prorated annual bonus for the year of termination assuming target performance. Previously, the prorated annual bonus was to be calculated assuming maximum performance. The Board and the Compensation Committee determined that it was more appropriate to assume that target performance would be achieved.

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  Continuation of Certain Benefits.  The continuation of life, disability, accident and health insurance benefits for the executive and the executive's dependents for up to 36 months.

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  "Double Trigger" Vesting of Equity Awards.  The vesting of equity awards on a "double trigger" basis (i.e., only if both a change in control occurs and an executive has a qualifying termination). Previously, EMC equity awards, other than any performance shares, would vest solely upon a change in control. In adopting double trigger vesting, the Board and the Compensation Committee sought to ensure that equity will vest only if the executive's employment is terminated without cause or if the executive terminates employment as a result of a material and adverse change to the terms and conditions of the executive's employment.

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  Excise Tax Gross-Up Subject to Phase-out.  In certain circumstances, an excise tax gross-up if the executive becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code on "parachute payments." Previously, the executive's right to an excise tax gross-up was unconditional. In determining to adopt changes to the excise tax gross-up, the Board and the Compensation Committee balanced the cost to EMC of providing an excise tax gross-up and the benefit to the executive with and without the excise tax gross-up. In light of the potential impact to executives, the Board and the Compensation Committee decided to phase out the excise tax gross-up as follows:

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  No excise tax gross-up will be paid on any equity awards granted on or after August 10, 2007;

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  A conditional excise tax gross-up will be provided on a change in control occurring prior to December 31, 2009. The tax gross-up will not be provided if a relatively small reduction in the executive's change in control benefits would exempt the executive from having to pay the excise tax and EMC from having to pay an excise tax gross-up. The Compensation Committee determined that a reduction of 10% or less to the change in control benefits would strike the appropriate balance between the interests of the executive and EMC; and

  •
  No excise tax gross-up will be provided for any change in control occurring on or after December 31, 2009.

        The determination of the appropriate level of payments and benefits to provide in the event of a change in control termination involved the consideration of a number of factors. The Board considered that an executive, who is more likely to lose his or her job in connection with a change in control than other employees, may require more time than other employees in order to secure an appropriate new position and, unless that employee was provided with change in control benefits, may be motivated to start a job search early in connection with a change in control, to the detriment of EMC. The Compensation Committee also noted that the change in control benefits provided to EMC's executive officers are consistent with the level provided to executive officers of other public companies of similar size to EMC. Thus, the agreements provide an incentive for our executives to remain with EMC. In addition, by not providing payments and benefits under the agreements unless there has been a qualifying termination of employment, we believe that an acquiror will be better able to retain EMC's management team following a change in control.

        Each change in control agreement will continue in effect until January 1, 2010, and will be automatically extended for one-year terms thereafter unless notice is given of EMC's or the executive's intention not to extend the term of the agreement on or by the preceding April 1st; provided, however, that the agreements continue in effect for twenty-four months following a change in control that occurs during the term of the agreements. This feature allows EMC to periodically reassess the appropriateness of the change in control agreements. Except as otherwise provided in the agreements, either EMC or an executive may terminate the executive's employment at any time. Each agreement also terminates if either party terminates the executive's employment before a change in control.

        The Compensation Committee annually reviews the terms and conditions of EMC's change in control agreements and the benefits payable thereunder to ensure they are reasonable and appropriate.

        For more information on potential payments under the change in control agreements, please see "Potential Payments Upon Termination or Change in Control" on page 55 of this Proxy Statement.

Other Arrangements

        Except in limited circumstances, such as where an employment agreement is assumed as part of a corporate transaction, EMC typically does not enter into employment agreements. However, the Board and the Compensation Committee made an exception in November 2007 for Mr. Tucci, to ensure the continuity of his leadership of EMC. EMC entered into an employment arrangement with Mr. Tucci providing for him to continue as our Chief Executive Officer until at least December 31, 2010. During the term of the arrangement, Mr. Tucci will continue to receive his current base salary and be provided with his current target annual bonus opportunity. For 2009, Mr. Tucci agreed to receive a reduced base salary and target annual bonus opportunity.

        Under the employment arrangement, if Mr. Tucci's employment is involuntarily terminated other than for cause, he will receive a lump sum amount equal to the sum of his annual base salary and target annual bonus. In addition, over the remaining term of the arrangement or an eighteen month period, whichever is longer, Mr. Tucci will continue to receive benefits and any outstanding equity awards he held at the time of termination will continue to vest as if his employment had not terminated. If Mr. Tucci voluntarily terminates his employment, he will be entitled to a prorated annual target bonus for the year of termination. The Board and the Compensation Committee determined that the provision of one year of target cash compensation and the continued vesting of equity awards provide an appropriate level of severance for Mr. Tucci given his service to EMC. If Mr. Tucci's employment is terminated in 2009, any severance payable under the arrangement will be calculated without regard to the voluntary reduction to his base salary and target annual bonus opportunity for 2009.

        The only other Named Executive Officer who is entitled to any severance upon termination of employment other than in connection with a change in control is Mr. Goulden. At the time of Mr. Goulden's hire, EMC agreed to provide him with limited severance benefits in the context of the overall negotiations regarding the terms and conditions of his employment and as an inducement for him to leave his former employer. Please see page 60 of this Proxy Statement for more information on this arrangement.

Peer Group

        The Compensation Committee, with the assistance of its independent compensation consultant, reviews compensation from published technology industry surveys and from EMC's peer group companies for purposes of comparing EMC's executive compensation program with market practices. For 2009, EMC's peer group consists of 18 companies:

Accenture Ltd.	Dell Inc.	NetApp, Inc.
Adobe Systems Incorporated	eBay Inc.	Oracle Corporation
Advanced Micro Devices, Inc.	Hewlett-Packard Company	Seagate Technology
Cisco Systems, Inc.	Intel Corporation	Sun Microsystems, Inc.
CA, Inc.	International Business Machines Corporation	Symantec Corporation
Computer Sciences Corporation	Microsoft Corporation	Xerox Corporation

        To select the peer group companies, we used the five step process described below.

Step	Screen	Rationale
1	Publicly-traded and industry-related companies, including companies in the following industries: • Software & Services • Technology Hardware & Equipment • Semiconductors & Semiconductor Equipment	• Privately held or recently acquired companies are eliminated
• Any publicly-traded U.S. companies that are not required to disclose information on executive compensation pay levels and practice are excluded
2	U.S. headquartered companies with global operations	• Companies headquartered outside the U.S. are eliminated due to potential differences in executive pay structure
3	Size of the companies • .25X to 4X that of EMC's market capitalization and revenue	• Companies not comparable to the revenue and market capitalization of EMC are eliminated
4	Business match and financial performance comparators • Total shareholder return • Net income growth • Revenue growth	• Companies with low degree of business overlap are eliminated • Focus on comparators with strong financial performance
5	Degree of talent overlap	• Top sources for recruiting talent without regard to any of the screening criteria above

        Sixteen of the 18 companies in our 2009 peer group were also in our 2008 peer group. For 2009, we deleted Electronic Data Systems Corporation and Google Inc. and added Advanced Micro Devices, Inc. and Xerox Corporation to our peer group. Electronic Data Systems was deleted because it was acquired and Google Inc. was deleted because the Compensation Committee believes that its business model is materially different than EMC's business model and therefore no longer a good comparator.

        EMC reviews the executive compensation practices of the peer group companies in order to inform the Compensation Committee's decisions regarding EMC's executive compensation program. The Compensation Committee does not target or benchmark compensation to any particular percentile of compensation paid by other companies, but rather considers comparator compensation as one factor in making its compensation decisions. Other factors include EMC's performance and an individual's contribution, experience and potential. After taking these factors into account, the Compensation Committee exercises its judgment in making compensation decisions. We believe that this approach gives EMC the flexibility to make compensation decisions based upon all of the facts and circumstances.

Tax Deductibility

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid for any fiscal year to the corporation's chief executive officer and certain other executive officers as of the end of any fiscal year. However, performance-based compensation is not subject to the $1 million deduction limit if certain requirements are met. All of the stock options and performance stock units granted to the Named Executive Officers in 2007 and 2008, as well as the performance shares we granted in 2005, are designed to qualify as performance-based compensation that is exempt from the deductibility limits imposed by Section 162(m). The Compensation Committee considered the impact of Section 162(m) when designing EMC's cash bonus and equity programs and determined that EMC's interests were best served by not restricting the Compensation Committee's discretion and flexibility in designing compensation programs, even if such programs may result in certain non-deductible compensation expenses.

Stock Ownership Guidelines

        We believe that our executive officers should hold a significant equity interest in EMC. We have had stock ownership guidelines in place for many years. In August 2007, we strengthened our stock ownership guidelines to further align the interests of our executive officers with the interests of our shareholders. Under the guidelines, Mr. Tucci is required to hold 500,000 shares; Mr. Teuber is required to hold 200,000 shares; and Messrs. Goulden, Elias and Donatelli are each required to hold 150,000 shares. Shares of restricted stock and restricted stock units are not counted for purposes of determining whether the guidelines are met. The Compensation Committee periodically reviews the holdings of executive officers for compliance with these guidelines.

Internal Pay Equity

        With the exception of Mr. Tucci, our Chief Executive Officer, there are no material differences between the total amounts of compensation payable to each of the Named Executive Officers. Mr. Tucci is provided with a greater compensation opportunity than our other Named Executive Officers because as our Chief Executive Officer he has primary oversight for EMC's overall corporate performance, including the development of our vision and strategic direction, establishing EMC as a market leader with innovative products and services, expanding EMC's position in the market, and maintaining and building relationships with customers, suppliers, employees, shareholders, investors and other stakeholders. In setting Mr. Tucci's compensation levels, the Compensation Committee also considered his experience as a proven leader and the competitive market conditions for chief executive officers.

Hedging Policy

        EMC policies do not permit any employees, including the Named Executive Officers, to "hedge" ownership by engaging in short sales or trading in any options contracts involving EMC securities.

Compensation Recovery Policies

        We have an incentive compensation clawback policy under which EMC will require reimbursement of any cash or equity incentive compensation paid where payment was predicated on financial results that were subject to a significant restatement and the individual engaged in fraud or willful misconduct that caused or partially caused the restatement. The policy applies to all EMC employees, including the Named Executive Officers, and allows recovery of incentive compensation in the event of a significant restatement where appropriate. In addition, EMC equity plans have for many years contained provisions that allow EMC to cancel outstanding equity awards or "clawback" the value of awards recently realized if a Named Executive Officer or other senior employee engages in activity detrimental to EMC such as failing to comply with EMC's Key Employee Agreement, including the non-competition and non-solicitation provisions, engaging in any activity that results in the employee's termination for cause, or conviction of a crime.

Compensation Consultant Independence Policy

        The Compensation Committee has a policy under which its compensation consultant may only provide services to the Compensation Committee and is prohibited from providing any other services to EMC.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The table below summarizes the compensation information for the Named Executive Officers for the fiscal year ended December 31, 2008.

        The amounts shown in the Stock Awards and Option Awards columns show the cost recognized under Financial Accounting Standards Board Statement No. 123R, "Shared-Based Payment" ("FAS No. 123R") for awards from 2008 and prior years, not the actual amounts paid to or that may be realized by the Named Executive Officers. For more information on FAS No. 123R, please see footnote 1 below.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards[1] ($)	Option Awards[1] ($)	Non-Equity Incentive Plan Compensation[2] ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation[3] ($)	Total ($)
Joseph M. Tucci	2008	1,000,000	0		7,216,767	3,127,174	1,388,628	[4]	0	239,039	12,971,608
Chairman, President and	2007	1,000,000	1,000,000		8,375,036	4,244,317	2,520,000		0	205,546	17,344,899
Chief Executive Officer	2006	1,000,000	0		10,093,369	7,594,201	1,440,000		0	113,700	20,241,270
David I. Goulden	2008	600,000	0		2,651,409	1,336,427	585,640	[5]	0	45,394	5,218,870
Executive Vice President	2007	575,000	260,000		2,286,721	1,801,628	875,000		0	31,889	5,830,238
and Chief Financial Officer	2006	550,000	50,000		2,827,213	2,150,477	434,173		0	23,172	6,035,035
Howard D. Elias	2008	600,000	0		3,150,852	1,756,668	566,880	[6]	0	45,320	6,119,720
Executive Vice President & President, Global Services	2007	600,000	0		2,787,595	1,826,618	728,000		0	29,808	5,972,021
William J. Teuber, Jr.	2008	700,000	0		3,245,517	1,439,887	675,291	[7]	0	26,067	6,086,762
Vice Chairman	2007	650,000	0		2,958,069	1,623,540	1,150,000		0	26,617	6,408,226
	2006	600,000	50,000		3,767,699	2,517,898	400,000		0	56,322	7,391,919
David A. Donatelli	2008	700,000	70,000	[8]	2,651,409	1,388,590	582,329	[9]	0	20,200	5,412,528
Executive Vice President	2007	650,000	0		2,286,721	1,676,433	750,000		0	28,039	5,391,193
& President, Storage Division	2006	600,000	0		2,827,213	2,581,377	400,000		0	26,746	6,435,336

1
The amounts shown represent the grant date fair value for stock awards and stock options granted in 2008 and in prior years. These amounts represent the compensation costs for financial reporting purposes recognized for the year ended December 31, 2008 under FAS No. 123R rather than an amount paid to or realized by the Named Executive Officer. The FAS No. 123R value as of the grant date for stock awards and stock options is spread over the number of months of service required for the grant to become non-forfeitable. The amount disclosed disregards estimates of forfeitures of awards that are otherwise included in the financial statement reporting for such awards. There can be no assurance that the FAS No. 123R amount will ever be realized. Assumptions used in the calculation of these amounts for awards granted in 2006, 2007 and 2008 are included in Note O to EMC's audited financial statements for the fiscal year ended December 31, 2008 included in EMC's Annual Report on Form 10-K filed with the Securities and Exchange Commission effective March 2, 2009. Assumptions used in the calculation of grants for awards granted in 2004 and 2005 are included in Note N to EMC's audited financial statements for the fiscal year ended December 31, 2005 included in EMC's Annual Report on Form 10-K filed with the Securities and Exchange Commission effective March 6, 2006.

2
Includes incentive compensation earned for the fiscal year ended December 31, 2008. These amounts consist of amounts earned under EMC's cash bonus plans, which are described on pages 33 to 37 of this Proxy Statement. Also includes amounts earned by Mr. Goulden, but deferred under EMC's Deferred Compensation Retirement Plan.

3
Please see the "All Other Compensation Table" below.

4
Represents a payment of $1,041,228 pursuant to the 2008 Corporate Incentive Plan and $347,400 pursuant to the 2008 MBO.

5
Represents a payment of $385,640 pursuant to the 2008 Corporate Incentive Plan and $200,000 pursuant to the 2008 MBO.

6
Represents a payment of $231,384 pursuant to the 2008 Corporate Incentive Plan, $102,675 pursuant to the 2008 MBO and $232,821 pursuant to the 2008 Information Infrastructure Plan.

7
Represents a payment of $433,845 pursuant to the 2008 Corporate Incentive Plan, $144,750 pursuant to the 2008 MBO and $96,696 pursuant to the 2008 Information Infrastructure Plan.

8
Represents a discretionary bonus. For more information, please see "Discretionary Bonus for 2008 Performance" on page 37 of this Proxy Statement.

9
Represents a payment of $192,820 pursuant to the 2008 Corporate Incentive Plan, $92,500 pursuant to the 2008 MBO and $297,009 pursuant to the 2008 Information Infrastructure Plan.

All Other Compensation Table

        The following table summarizes the information included in the All Other Compensation column in the Summary Compensation Table.

Name	Auto Allowance ($)	Air Travel[1] ($)	Tax and Financial Planning ($)	Other ($)		Matching 401(k) Plan Contributions ($)	Total ($)
Joseph M. Tucci	7,200	209,671	15,000	4,168	[2]	3,000	239,039
David I. Goulden	7,200	16,132	10,000	9,062	[3]	3,000	45,394
Howard D. Elias	7,200	0	10,000	25,120	[4]	3,000	45,320
William J. Teuber, Jr.	7,200	0	4,205	11,662	[5]	3,000	26,067
David A. Donatelli	7,200	0	10,000	0		3,000	20,200

1
Personal use of EMC-owned aircraft is valued based on the aggregate incremental cost to EMC determined on a per flight basis and includes the cost of fuel used, the hourly cost of aircraft maintenance, landing fees, trip-related hangar and parking costs, universal weather monitoring costs, if applicable, and labor expenses. The incremental cost does not include "deadhead" flights (e.g., a return flight on which no passenger was on board); if included, the incremental cost would increase by $54,681 for Mr. Tucci and by $8,017 for Mr. Goulden.

2
Represents the cost of an executive annual physical.

3
Represents the cost of guest attendance at EMC events.

4
Represents the cost of guest attendance at EMC events of $21,315, the cost of an executive annual physical of $3,636 and the cost of sporting event tickets of $169.

5
Represents the cost of spousal attendance at EMC events.

 Grants of Plan-Based Awards

        The following table sets forth information concerning non-equity incentive plan grants, equity incentive plan grants and all other stock awards and option awards granted to the Named Executive Officers for the fiscal year ended December 31, 2008. Our non-equity incentive plans consist of the bonus plans that are described on pages 33 to 37 of this Proxy Statement, our equity incentive plans consist of the 2008 performance stock unit and 2008 performance stock option awards that are described on pages 38 to 41 of this Proxy Statement and our other stock awards and option awards consist of the time-based stock unit and stock option awards that are described on page 41 of this Proxy Statement. There can be no assurance that the Grant Date Fair Value of the Stock Options and Stock Awards will ever be realized.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards
											All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)
															Exercise or Base Price of Option Awards ($/Sh)
Name	Type of Award[1]	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)							Grant Date Fair Value of Stock and Option Awards[2]
Joseph M. Tucci	CIP	N/A	707,400	1,080,000	2,160,000	[3]	0	0	0		0		0		0	0
	MBO	N/A	0	360,000	360,000	[4]	0	0	0		0		0		0	0
	PC-RSU	8/20/08	0	0	0		75,000	300,000	300,000	[6]	0		0		0	4,554,000
	PC-SO	8/20/08	0	0	0		45,000	180,000	180,000	[7]	0		0		15.18	888,430
	RSU	8/20/08	0	0	0		0	0	0		200,000	[8]	0		0	3,036,000
	SO	8/20/08	0	0	0		0	0	0		0		120,000	[9]	15.18	592,287
David I. Goulden	CIP	N/A	262,000	400,000	800,000	[3]	0	0	0		0		0		0	0
	MBO	N/A	0	200,000	200,000	[4]	0	0	0		0		0		0	0
	PC-RSU	8/20/08	0	0	0		24,000	96,000	96,000	[6]	0		0		0	1,457,280
	PC-SO	8/20/08	0	0	0		12,000	48,000	48,000	[7]	0		0		15.18	236,915
	RSU	8/20/08	0	0	0		0	0	0		64,000	[8]	0		0	971,520
	SO	8/20/08	0	0	0		0	0	0		0		32,000	[9]	15.18	157,943
Howard D. Elias	CIP	N/A	157,200	240,000	480,000	[3]	0	0	0		0		0		0	0
	MBO	N/A	0	120,000	120,000	[4]	0	0	0		0		0		0	0
	EMC II	N/A	146,400	240,000	480,000	[5]	0	0	0		0		0		0	0
	PC-RSU	8/20/08	0	0	0		24,000	96,000	96,000	[6]	0		0		0	1,457,280
	PC-SO	8/20/08	0	0	0		12,000	48,000	48,000	[7]	0		0		15.18	236,915
	RSU	8/20/08	0	0	0		0	0	0		64,000	[8]	0		0	971,520
	SO	8/20/08	0	0	0		0	0	0		0		32,000	[9]	15.18	157,943
William J. Teuber, Jr.	CIP	N/A	294,750	450,000	900,000	[3]	0	0	0		0		0		0	0
	MBO	N/A	0	150,000	150,000	[4]	0	0	0		0		0		0	0
	EMC II	N/A	61,000	100,000	200,000	[5]	0	0	0		0		0		0	0
	PC-RSU	8/20/08	0	0	0		27,000	108,000	108,000	[6]	0		0		0	1,639,440
	PC-SO	8/20/08	0	0	0		15,750	63,000	63,000	[7]	0		0		15.18	310,951
	RSU	8/20/08	0	0	0		0	0	0		72,000	[8]	0		0	1,092,960
	SO	8/20/08	0	0	0		0	0	0		0		42,000	[9]	15.18	207,300
David A. Donatelli	CIP	N/A	131,000	200,000	400,000	[3]	0	0	0		0		0		0	0
	MBO	N/A	0	100,000	100,000	[4]	0	0	0		0		0		0	0
	EMC II	N/A	147,000	200,000	400,000	[5]	0	0	0		0		0		0	0
	PC-RSU	8/20/08	0	0	0		24,000	96,000	96,000	[6]	0		0		0	1,457,280
	PC-SO	8/20/08	0	0	0		12,000	48,000	48,000	[7]	0		0		15.18	236,915
	RSU	8/20/08	0	0	0		0	0	0		64,000	[8]	0		0	971,520
	SO	8/20/08	0	0	0		0	0	0		0		32,000	[9]	15.18	157,943

1
Type of Award:

  CIP = 2008 Corporate Incentive Plan
  MBO = 2008 Management by Objectives Plan
  EMC II = 2008 Information Infrastructure Incentive Plan
  PC-RSU = 2008 Performance Stock Units
  PC-SO = 2008 Performance Stock Options
  RSU = Time-Based Stock Units
  SO = Time-Based Stock Options

  For more information on all of these awards, please see pages 33 to 37 and 38 to 41 of this Proxy Statement.

2
Represents the grant date fair value of each of these awards calculated in accordance with FAS No. 123R.

3
The amounts shown in the threshold, target and maximum columns reflect the minimum, target and maximum amounts payable under the 2008 Corporate Incentive Plan, respectively. The threshold payment is 65.5% of the target payment and the maximum payment is 200% of the target payment.

4
The amounts shown in the target and maximum columns reflect the amount that will be paid if all the quarterly individual performance goals under the MBO for the year are achieved and if the plan is fully funded for the year.

5
The threshold payment for Messrs. Elias and Teuber is 61% of the target payment. For Mr. Donatelli, the threshold payment of 73.5% of the target payment reflects the relative weightings of the revenue, EPS and gross profit percentage goals. The maximum payment is 200% of the target payment for all plan participants.

6
The amounts shown in the target and maximum columns reflect the number of performance stock units that are eligible to vest commencing in 2010 subject to the achievement of 2009 performance goals. The amount shown in the threshold column reflects the number of performance stock units that are eligible to vest commencing in 2010 if threshold targets are achieved. The threshold number of performance stock units is 25% of the target number of performance stock units.

7
The amounts shown in the target and maximum columns reflect the number of performance stock options that are eligible to vest commencing in 2010 subject to the achievement of 2009 performance goals. The amount shown in the threshold column reflects the number of performance stock options that are eligible to vest commencing in 2010 if threshold targets are achieved. The threshold number of performance stock options is 25% of the target number of performance stock options.

8
25% of these shares will vest on each of August 20, 2009, 2010, 2011 and 2012.

9
20% of these options will vest on each of August 20, 2009, 2010, 2011, 2012 and 2013.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers as of December 31, 2008. The market and payout values for unvested stock awards are calculated based on a market value of $10.47 per share (the closing market price of EMC's Common Stock on December 31, 2008) multiplied by the number of shares subject to the award.

	Option Awards[1]							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options[2] (#)		Option Exercise Price ($)	Option Expiration Date[3]	Number of Shares or Units of Stock Held That Have Not Vested (#)		Market Value of Shares or Units of Stock Held That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph M. Tucci	0	0		180,000	[5]	15.18	8/20/2018	316,666	[6]	3,315,493	1,550,000	[7]	16,228,500
	0	120,000	[8]	0		15.18	8/20/2018
	420,000	280,000	[9]	0		14.49	7/22/2015
	896,000	224,000	[10]	0		12.85	10/28/2014
	1,120,000	0		0		13.18	10/23/2013
	931,549	0		0		5.42	10/25/2012
	2,000,000	0		0		11.51	10/19/2011
	1,000,000	0		0		36.66	4/18/2011
	400,000	0		0		72.31	1/17/2011
	400,000	0		0		84.00	7/19/2010
	400,000	0		0		58.37	1/19/2010
David I. Goulden	0	0		48,000	[5]	15.18	8/20/2018	145,333	[11]	1,521,637	504,500	[12]	5,282,115
	0	32,000	[8]	0		15.18	8/20/2018
	0	0		48,000	[13]	19.11	11/28/2017
	6,400	25,600	[14]	0		19.11	11/28/2017
	240,000	160,000	[9]	0		14.49	7/22/2015
	320,000	80,000	[10]	0		12.85	10/28/2014
	400,000	0		0		13.18	10/23/2013
	430,000	0		0		7.70	7/24/2012
Howard D. Elias	0	0		48,000	[5]	15.18	8/20/2018	162,000	[15]	1,696,140	567,000	[16]	5,936,490
	0	32,000	[8]	0		15.18	8/20/2018
	0	0		48,000	[13]	19.11	11/28/2017
	6,400	25,600	[14]	0		19.11	11/28/2017
	240,000	160,000	[9]	0		14.49	7/22/2015
	320,000	80,000	[10]	0		12.85	10/28/2014
	550,000	0		0		13.18	10/23/2013
William J. Teuber, Jr.	0	0		63,000	[5]	15.18	8/20/2018	176,000	[17]	1,842,720	591,000	[18]	6,187,770
	0	42,000	[8]	0		15.18	8/20/2018
	0	0		63,000	[13]	19.11	11/28/2017
	8,400	33,600	[14]	0		19.11	11/28/2017
	240,000	160,000	[9]	0		14.49	7/22/2015
	320,000	80,000	[10]	0		12.85	10/28/2014
	400,000	0		0		13.18	10/23/2013
	101,550	0		0		5.42	10/25/2012
	600,000	0		0		11.51	10/19/2011
	200,000	0		0		36.66	4/18/2011
	75,000	0		0		84.00	7/19/2010
	80,000	0		0		58.38	1/19/2010
David A. Donatelli	0	0		48,000	[5]	15.18	8/20/2018	145,333	[11]	1,521,637	504,500	[12]	5,282,115
	0	32,000	[8]	0		15.18	8/20/2018
	0	0		48,000	[13]	19.11	11/28/2017
	6,400	25,600	[14]	0		19.11	11/28/2017
	240,000	160,000	[9]	0		14.49	7/22/2015
	320,000	80,000	[10]	0		12.85	10/28/2014
	400,000	0		0		13.18	10/23/2013
	101,000	0		0		5.42	10/25/2012
	200,000	0		0		36.66	4/18/2011
	200,000	0		0		72.31	1/17/2011
	100,000	0		0		60.81	4/12/2010
	170,000	0		0		31.66	7/21/2009

1
Stock options vest at the rate of 20% per year over the first five years of the ten year option term, unless otherwise indicated.

2
The stock options reported in this column represent our 2008 performance stock options and 2007 performance stock options. These options are distinguished from the other stock options in this table because they will vest only if performance goals are achieved and all or a portion of them will be forfeited if certain performance goals are not achieved. These options will vest commencing in 2010 only if certain performance goals are achieved. For more information on the performance stock options, please see page 40 of this Proxy Statement.

3
The grant date of each stock option is ten years prior to its expiration date.

4
The stock awards reported in this column represent our performance shares, 2007 stock performance units and 2008 performance stock units. These awards are distinguished from the other stock awards in this table because they will vest only if performance goals are achieved and all or a portion of them will be forfeited if these performance goals are not achieved. 80% of the performance shares vested in January 2009 because the cumulative EPS goal was achieved for fiscal 2006-2008. The remaining 20% of the performance shares will vest in January 2010. 97.87% of the 2007 performance stock units became eligible to vest in January 2009 and one-third of these units will vest on each of February 1, 2010, 2011 and 2012. The remaining 2.13% of these units were forfeited since the 2008 performance goals were not fully achieved. If any 2008 performance stock units become eligible to vest, one-third of such units will vest on each of February 1, 2010, 2011 and 2012; provided, however, that the first vesting date may be delayed if vesting is determined based on EMC's performance relative to its peer group. For more information on the performance shares and the performance stock units, please see pages 39 to 42 of this Proxy Statement.

5
Represents the number of 2008 performance stock options that are eligible to vest commencing in 2010 if the 2009 performance goals are achieved or exceeded. 25% of the number of performance options which become eligible to vest based on 2009 performance will vest on each of February 1, 2010, 2011, 2012 and 2013; provided, however, that the first vesting date may be delayed if vesting is determined based upon EMC's performance relative to its peer group. For more information on the 2008 performance stock options, please see page 40 of this Proxy Statement.

6
Mr. Tucci was granted 350,000 PARs on December 5, 2005. The PARs provided for full vesting on the fifth anniversary of the date of grant; provided, however, that PARs could vest at an accelerated rate with respect to one-third of the underlying shares in each of the first three years following grant if annual EPS goals were met. The final one-third of this PARs grant vested in January 2009 since the 2008 EPS goal was achieved. For more information on PARs, please see page 42 of this Proxy Statement. In addition, Mr. Tucci was granted 200,000 time-based stock units on August 20, 2008; 25% of these units will vest on each of August 20, 2009, 2010, 2011 and 2012. For more information on the time-based stock units, please see page 41 of this Proxy Statement.

7
Represents 1,250,000 performance shares and 300,000 2008 performance stock units.

8
20% of these options will vest on each of August 20, 2009, 2010, 2011, 2012 and 2013.

9
50% of these options will vest on each of July 22, 2009 and 2010.

10
These options will vest on October 28, 2009.

11
Messrs. Goulden and Donatelli were each granted 100,000 PARs on December 5, 2005. The PARs provided for full vesting on the fifth anniversary of the date of grant; provided, however, that PARs could vest at an accelerated rate with respect to one-third of the underlying shares in each of the first three years following grant if annual EPS goals were met. The final one-third of these PARs grants vested in January 2009 since the 2008 EPS goal was achieved. For more information on PARs, please see page 42 of this Proxy Statement. In addition, Messrs. Goulden and Donatelli were each granted 64,000 time-based stock units on November 28, 2007; 25% of these shares vested on November 28, 2008 and one-third of the remaining time-based stock units will vest on each of November 28, 2009, 2010 and 2011. Messrs. Goulden and Donatelli were also each granted 64,000 time-based units on August 20, 2008; 25% of these units will vest on each of August 20, 2009, 2010, 2011 and 2012. For more information on the time-based stock units, please see page 41 of this Proxy Statement.

12
Represents 312,500 performance shares, 96,000 2008 performance stock units and 96,000 2007 performance stock units.

13
Represents the number of the 2007 performance stock options that were eligible to vest commencing in 2010 based on the achievement of the 2008 performance goals. 97.87% of these options became eligible to vest in January 2009 and 25% of them will vest on each of February 1, 2010, 2011, 2012 and 2013. The remaining 2.13% of these options were forfeited since the 2008 performance goals were not fully achieved. For more information on the 2008 performance stock options, please see page 40 of this Proxy Statement.

14
25% of these options will vest on each of November 28, 2009, 2010, 2011 and 2012.

15
Mr. Elias was granted 150,000 PARs on December 5, 2005. The PARs provided for full vesting on the fifth anniversary of the date of grant; provided, however, that PARs could vest at an accelerated rate with respect to one-third of the underlying shares in each of the first three years following grant if annual EPS goals were met. The final one-third of this PARs grant vested in January 2009 since the 2008 EPS goal was achieved. For more information on PARs, please see page 42 of this Proxy Statement. In addition, Mr. Elias was granted 64,000 time-based stock units on November 28, 2007; 25% of these shares vested on November 28, 2008 and one-third of the remaining time-based stock units will vest on each of November 28, 2009, 2010 and 2011. Mr. Elias was also granted 64,000 time-based stock units on August 20, 2008; 25% of these units will vest on each of August 20, 2009, 2010, 2011 and 2012. For more information on the time-based stock units, please see page 41 of this Proxy Statement.

16
Represents 375,000 performance shares, 96,000 2008 performance stock units and 96,000 2007 performance stock units.

17
Mr. Teuber was granted 150,000 PARs on December 5, 2005. The PARs provided for full vesting on the fifth anniversary of the date of grant; provided, however, that PARs could vest at an accelerated rate with respect to one-third of the underlying shares in each of the first three years following grant if annual EPS goals were met. The final one-third of this PARs grant vested in January 2009 since the 2008 EPS goal was achieved. For more information on PARs, please see page 42 of this Proxy Statement. In addition, Mr. Teuber was granted 72,000 time-based stock units on November 28, 2007; 25% of these shares vested on November 28, 2008 and one-third of the remaining time-based stock units will vest on each of November 28, 2009, 2010 and 2011. Mr. Teuber was also granted 72,000 time-based stock units on August 20, 2008; 25% of these units will vest on each of August 20, 2009, 2010, 2011 and 2012. For more information on the time-based stock units, please see page 41 of this Proxy Statement.

18
Represents 375,000 performance shares, 108,000 2008 performance stock units and 108,000 2007 performance stock units.

 Option Exercises and Stock Vested

        The following table provides information regarding options and stock awards, exercised and vested, for the Named Executive Officers during the fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[2] ($)
Joseph M. Tucci	0	0	230,000	3,636,300
David I. Goulden	0	0	86,545	1,285,678
Howard D. Elias	0	0	103,212	1,549,183
William J. Teuber, Jr.	18,450	192,065	119,940	1,802,552
David A. Donatelli	0	0	86,545	1,285,678

1
Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise for each option.

2
Represents the fair market value of the Common Stock on the applicable vesting date, multiplied by the number of shares of stock that vested on that date.

Pension Benefits

        EMC does not provide pension benefits to the Named Executive Officers.

Nonqualified Deferred Compensation

        Under EMC's Deferred Compensation Retirement Plan (the "Deferred Compensation Plan"), key employees, including the Named Executive Officers, may defer from 10% to 95% of the compensation they receive under any of EMC's cash bonus and commission plans. EMC does not make any contributions to the accounts of participants under the Deferred Compensation Plan. Amounts deferred under the Deferred Compensation Plan are generally paid upon a participant's retirement or termination of employment. Distributions can occur earlier in the case of severe financial hardship or if the participant elected to receive his or her deferral on a fixed date prior to his or her termination or retirement.

        All of the investment options available under the Deferred Compensation Plan are also available under EMC's 401(k) plan. These investment options, which are selected by EMC's 401(k) Oversight and Pension Committee, provide participants with an opportunity to invest in a wide variety of mutual funds, bond funds, money market funds and blended funds, including an EMC stock fund. Participants may change their investment options daily through the plan administrator's online system. All investment gains and losses in a participant's account under the Deferred Compensation Plan are entirely based upon the investment selections made by the participant.

        The following table shows the executive contributions, earnings and account balances for the Named Executive Officers in the Deferred Compensation Plan as of December 31, 2008.

Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Joseph M. Tucci	0		0	(2,575,255)	0	7,291,193	[1]
David I. Goulden	285,000	[2]	0	(499,749)	0	1,578,093	[3]
Howard D. Elias	0		0	0	0	0
William J. Teuber, Jr.	0		0	0	0	0
David A. Donatelli	0		0	0	0	0

1
$5,754,070 of this amount was previously reported as salary or bonus in the Summary Compensation Table of previously filed proxy statements.

2
$93,000 of this amount is reported in the Summary Compensation Table for Mr. Goulden under the Non-Equity Incentive Plan Compensation column.

3
$1,472,612 of this amount was previously reported as salary or bonus in the Summary Compensation Table of previously filed proxy statements.

Potential Payments Upon Termination or Change in Control

        The tables below reflect the compensation and benefits due to each of the Named Executive Officers in the event of termination of employment. The compensation and benefits payable to each Named Executive Officer upon a voluntary termination, an involuntary termination for cause, an involuntary termination other than for cause, a termination following a change in control without cause or by the Named Executive Officer for good reason, a termination due to death or disability, and upon the Named Executive Officer's retirement is shown below. The amounts shown assume that each termination of employment was effective as of December 31, 2008, and the fair market value of our Common Stock was $10.47, the closing price of our Common Stock on that date. The amounts shown in the table are estimates of the amounts which would be paid upon termination of employment. The actual amounts to be paid can only be determined at the time of the termination of employment.

Payments and Benefits upon any Termination

        Employees, including the Named Executive Officers, are entitled to receive earned and unpaid compensation upon any termination of employment. Accordingly, subject to the exceptions noted below, upon any termination of employment the Named Executive Officers will receive accrued but unused vacation pay, earned but unpaid bonuses, and their account balances under the Deferred Compensation Plan. For a description of our Deferred Compensation Plan and the account balances of the Named Executive Officers as of December 31, 2008, please see page 54 of this Proxy Statement. The payments due upon any termination of employment will generally be made in a lump sum payment within 30 days after termination of employment or when administratively practicable. In addition, except as noted below, (i) all stock awards and unvested stock options will terminate upon termination of employment and (ii) all vested options will terminate three months following termination of employment, provided that vested options will terminate immediately if the termination was for cause.

Voluntary Termination

        A Named Executive Officer who voluntarily terminates employment other than due to a retirement, will not be entitled to any benefits other than those that are paid to all employees upon any termination of employment as described above, except for Mr. Tucci, who will be entitled to a pro rata bonus for the year of termination, as discussed above on page 45 of this Proxy Statement.

Involuntary Termination For Cause

        A Named Executive Officer whose employment is terminated for cause is not entitled to any benefits other than those that are paid to all employees upon any termination of employment as described above. In addition, as noted under "Compensation Recovery Policies" on page 47 of this Proxy Statement, EMC may be entitled to recover gains realized for certain incentive and equity compensation.

Involuntary Termination Without Cause

        Except in the case of Messrs. Tucci and Goulden, upon an involuntary termination other than for cause, the Named Executive Officers are not contractually entitled to any compensation or benefits other than those that are paid to all employees upon any termination of employment as described above. The provision of any compensation and benefits would be made at the discretion of the Compensation Committee.

Qualifying Change in Control Termination

        As discussed on page 43 of this Proxy Statement, EMC has change in control agreements with the Named Executive Officers and other key employees that provide severance benefits if there is both (i) a change in control (or potential change in control) of EMC and (ii) the employee's employment is terminated by EMC (or any successor) without "cause" or if the employee terminates his or her employment for "good reason," in each case within 24 months following a change in control (or during a potential change in control period). In the case of such a qualifying termination, the Named Executive Officer would receive:

  •
  a lump sum severance payment equal to 2.99 times the sum of the executive's annual base salary and target annual bonus,

  •
  a lump sum payment equal to the executive's prorated annual bonus for the year of termination assuming target performance,

  •
  the continuation of life, disability, accident and health insurance benefits for the executive and the executive's dependents for up to 36 months following such termination, and

  •
  subject to the limitations described on page 44 of this Proxy Statement, a lump sum tax gross-up payment if the executive becomes subject to the 20% excise tax on "parachute payments."

If a change in control were to occur in 2009, EMC will disregard the 2009 reduction to an executive's salary and target annual bonus for purposes of calculating any severance payable under the change in control agreements.

        Upon a change in control, the vesting of all performance shares, performance stock units and performance stock options will no longer be subject to the achievement of performance goals, but will remain subject to continued employment. The Compensation Committee determined that these awards should not be subject to the achievement of the performance goals following a change in control because our executives will likely no longer be in a position to influence the achievement of the goals and also because of the likely difficulty of measuring their achievement after a change in control has occurred. All equity awards, including the performance shares, performance stock units and performance stock options, will vest upon a qualifying termination. The Compensation Committee determined that this was appropriate so that the executives would not forfeit their equity awards upon a qualifying termination following a change in control.

        A "change in control" will generally be triggered under the change in control agreements upon:

  •
  the acquisition by a person or entity of 25% or more of either the then outstanding shares of EMC or the combined voting power of EMC's then outstanding securities,

  •
  a change in the composition of the majority of EMC's Board of Directors without the approval of the existing Board,

  •
  a merger of EMC (other than a merger following which EMC securities represent at least 50% of the combined voting power of the securities of the surviving entity), or

  •
  the approval of EMC shareholders of a plan of complete liquidation or dissolution of EMC or the sale by EMC of all or substantially all of its assets.

        A potential change in control will generally occur under the change in control agreements upon:

  •
  EMC's entry into an agreement which would result in a change in control,

  •
  a public announcement by a person or entity of an intention to take actions which would result in a change in control,

  •
  the acquisition by a person or entity of 15% or more of EMC's shares or voting power, or

  •
  a resolution by the Board of Directors that a potential change in control has occurred.

        EMC will generally have "cause" under the change in control agreements upon:

  •
  the willful and continued failure by the executive to perform substantially the duties and responsibilities of the executive's position,

  •
  the conviction of the executive for a felony, or

  •
  the willful engaging by the executive in fraud or dishonesty which is demonstrably and materially injurious to EMC or its reputation, monetarily or otherwise.

        Under the change in control agreements, "good reason" includes:

  •
  an adverse change in the executive's position,

  •
  a reduction in the executive's base salary,

  •
  the failure by EMC to continue to provide certain compensation and benefits, and

  •
  a requirement that the executive's principal place of employment be located greater than 50 miles from where the executive's principal place of employment was located immediately prior to the change in control.

        The agreements provide that any good faith claim by an executive that good reason exists shall be presumed to be correct unless EMC (or a successor) establishes by clear and convincing evidence that good reason does not exist. To claim good reason, the executive must give notice of the good reason event within 90 days after its occurrence and must provide EMC (or a successor) with a 30-day period in which to cure the good reason event. In setting these terms, EMC balanced (1) the desire to provide severance benefits to the executive if, in fact, the executive's terms and conditions of employment were materially changed following the change in control, against (2) the desire to ensure that such benefits not become payable if the executive's employment continued without adverse change following the change in control.

        EMC's form of change in control agreement was attached as Exhibit 99.2 to our Current Report on Form 8-K filed November 30, 2007 (No. 1-9853).

Death

        In addition to providing the benefits that are provided to all employees generally upon any termination of employment, upon any EMC employee's death, the employee's survivors will continue to receive the employee's base salary for six months and EMC will make a $10,000 contribution to a tax qualified education fund for each of the deceased employee's minor children. In addition, under the 2003 Stock Plan, unvested stock options and stock awards will immediately vest and all options held by the employee prior to his or her death will remain exercisable for three years. These benefits reflect what we believe is an appropriate level of protection and common market practice.

Disability

        EMC does not have guidelines for providing compensation or benefits upon an employee's disability other than providing the benefits that are provided to all employees generally upon any termination of employment. However, under the 2003 Stock Plan, unvested stock options and stock awards will immediately vest, and all options held by any EMC employee prior to his or her termination for disability will remain exercisable for three years. These benefits reflect what we believe is an appropriate level of protection and common market practice.

Retirement

        EMC does not provide any retirement benefits to the Named Executive Officers, other than the matching 401(k) plan contributions of up to $3,000 per year that we offer to all employees generally.

        However, stock options held by employees that were granted under the 2003 Stock Plan will generally continue to vest and be exercisable upon their retirement and stock options granted under the EMC Corporation 2001 Stock Option Plan (the "2001 Stock Option Plan") that were vested at the employee's retirement date will continue to be exercisable for up to three years after retirement. Under the 2003 Stock Plan and the 2001 Stock Option Plan, employees are retirement eligible if they voluntarily terminate employment after 20 years of service or after they have attained age 55 with five years of service and provided they give six months' advance notice. For purposes of the 2003 Stock Plan and the 2001 Stock Option Plan, Mr. Tucci has been retirement eligible since 2005, Mr. Teuber has been retirement eligible since 2006 and Mr. Donatelli has been retirement eligible since 2007. Messrs. Elias and Goulden are not currently eligible to retire for purposes of these plans. Stock awards granted to our Named Executive Officers prior to 2007, other than performance shares, will continue to be eligible to vest after retirement. For Messrs. Tucci, Teuber and Donatelli, the amount shown in the Retirement Column represents the value of the outstanding PARs granted to them in 2005. These PARs vested fully in January 2009.

        Currently, if a Named Executive Officer retires:

  •
  Under the 2003 Stock Plan, unvested time-based stock options and unvested performance stock options held at the time of retirement will continue to vest and all options will remain exercisable for the remainder of the applicable option term; provided, however, that all stock options granted under the 2003 Stock Plan after May 3, 2006 will continue to vest and remain outstanding for the remainder of the option term only if the officer completes at least 30 months of service after the grant date of the option and unvested performance stock options will continue to vest only if we achieve the applicable annual growth targets; and

  •
  Vested stock options granted under the 2001 Stock Option Plan will remain exercisable for up to three years after retirement.

        We believe the retirement provisions in the equity grants are appropriate given that EMC does not provide any retirement benefits other than the matching 401(k) plan contributions described above.

Joseph M. Tucci

        The following table shows the potential payments and benefits that will be provided under each of the termination scenarios discussed above.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)	Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	—	—	2,440,000	7,295,600	500,000	—	—
Pro-rata Target Bonus	1,440,000	—	—	1,440,000	—	—	—
Benefits & Perquisites
Health and Welfare Benefit Continuation	—	—	20,616	30,924	—	—	—
Conditional Excise Tax Gross-Up	—	—	—	—	—	—	—
Tax Qualified Education Fund Contribution	—	—	—	—	—	—	—
Long-Term Incentives
In-the-Money Value of Accelerated Stock Options	—	—	—	—	—	—	—
Value of Accelerated Restricted Stock	—	—	—	6,456,493	6,456,493	6,456,493	—
Value of Accelerated Performance Shares	—	—	13,087,500	13,087,500	13,087,500	13,087,500	—
In-the-Money Value of Stock Options Subject to Continued Vesting	—	—	—	—	—	—	—
Value of Restricted Stock Subject to Continued Vesting	—	—	2,268,493	—	—	—	1,221,493
Total Value: Incremental Benefits	1,440,000	—	17,816,609	28,310,517	20,043,993	19,543,993	1,221,493

        Mr. Tucci will also be entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2008, these stock options had a cash value of $4,704,322.

        For purposes of calculating the $2,268,493 amount shown in the "Involuntary Termination Without Cause" column, we assumed that Mr. Tucci's 2008 performance stock units will not vest.

David I. Goulden

        The following table shows the potential payments and benefits that will be provided under each of the termination scenarios discussed above.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)	Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event							n/a
Cash Severance
Base Salary + Bonus	—	—	1,200,000	3,588,000	300,000	—
Pro-rata Target Bonus	—	—	—	600,000	—	—
Benefits & Perquisites
Health and Welfare Benefit Continuation	—	—	13,775	41,325	—	—
Conditional Excise Tax Gross-Up	—	—	—	—	—	—
Tax Qualified Education Fund Contribution	—	—	—	—	20,000	—
Long-Term Incentives
In-the-Money Value of Accelerated Stock Options	—	—	—	—	—	—
Value of Accelerated Restricted Stock	—	—	—	3,531,877	3,531,877	3,531,877
Value of Accelerated Performance Shares	—	—	—	3,271,875	3,271,875	3,271,875
In-the-Money Value of Stock Options Subject to Continued Vesting	—	—	—	—	—	—
Value of Restricted Stock Subject to Continued Vesting	—	—	—	—	—	—
Total Value: Incremental Benefits	—	—	1,213,775	11,033,077	7,123,752	6,803,752

        Mr. Goulden will also be entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2008, these stock options had a cash value of $1,191,100.

        Mr. Goulden is a party to an employment offer letter with EMC. Mr. Goulden's employment offer letter provides him with severance if his employment is involuntarily terminated by us without cause other than in connection with a change in control. In this case, contingent upon Mr. Goulden's execution of a general release in EMC's favor and his compliance with EMC's standard Key Employee Agreement, which contains confidentiality, non-competition and non-solicitation covenants, EMC will pay Mr. Goulden's base salary in a lump sum and continue his participation in EMC benefit programs for one year. In addition, EMC will pay Mr. Goulden a lump sum amount equal to the amounts he would have earned under the bonus arrangements he was participating in at the time of his termination had his employment continued for one year and all goals under the bonus arrangements been met.

Howard D. Elias

        The following table shows the potential payments and benefits that will be provided under each of the termination scenarios discussed above.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)	Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event							n/a
Cash Severance
Base Salary + Bonus	—	—	—	3,358,000	300,000	—
Pro-rata Target Bonus	—	—	—	600,000	—	—
Benefits & Perquisites
Health and Welfare Benefit Continuation	—	—	—	37,959	—	—
Conditional Excise Tax Gross-Up	—	—	—	—	—	—
Tax Qualified Education Fund Contribution	—	—	—	—	10,000	—
Long-Term Incentives
In-the-Money Value of Accelerated Stock Options	—	—	—	—	—	—
Value of Accelerated Restricted Stock	—	—	—	3,706,380	3,706,380	3,706,380
Value of Accelerated Performance Shares	—	—	—	3,926,250	3,926,250	3,926,250
In-the-Money Value of Stock Options Subject to Continued Vesting	—	—	—	—	—	—
Value of Restricted Stock Subject to Continued Vesting	—	—	—	—	—	—
Total Value: Incremental Benefits	—	—	—	11,628,589	7,942,630	7,632,630

        Mr. Elias will also be entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2008, none of these stock options were in-the-money.

        If a change in control occurs, the cash severance payable to Mr. Elias upon a qualifying termination of employment will be decreased by approximately $230,000 as a result of the conditional excise tax gross-up provision in our change in control agreement. For more information, please see page 44 of this Proxy Statement.

William J. Teuber, Jr.

        The following table shows the potential payments and benefits that will be provided under each of the termination scenarios discussed above.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)	Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	—	—	—	4,186,000	350,000	—	—
Pro-rata Target Bonus	—	—	—	700,000	—	—	—
Benefits & Perquisites
Health and Welfare Benefit Continuation	—	—	—	45,096	—	—	—
Conditional Excise Tax Gross-Up	—	—	—	—	—	—	—
Tax Qualified Education Fund Contribution	—	—	—	—	—	—	—
Long-Term Incentives
In-the-Money Value of Accelerated Stock Options	—	—	—	—	—	—	—
Value of Accelerated Restricted Stock	—	—	—	4,104,240	4,104,240	4,104,240	—
Value of Accelerated Performance Shares	—	—	—	3,926,250	3,926,250	3,926,250	—
In-the-Money Value of Stock Options Subject to Continued Vesting	—	—	—	—	—	—	—
Value of Restricted Stock Subject to Continued Vesting	—	—	523,500	—	—	—	523,500
Total Value: Incremental Benefits	—	—	523,500	12,961,586	8,380,490	8,030,490	523,500

        Mr. Teuber will also be entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2008, these stock options had a cash value of $512,828.

  David A. Donatelli

        The following table shows the potential payments and benefits that will be provided under each of the termination scenarios discussed above.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)	Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	—	—	—	3,588,000	350,000	—	—
Pro-rata Target Bonus	—	—	—	500,000	—	—	—
Benefits & Perquisites
Health and Welfare Benefit Continuation	—	—	—	45,096	—	—	—
Conditional Excise Tax Gross-Up	—	—	—	—	—	—	—
Tax Qualified Education Fund Contribution	—	—	—	—	30,000	—	—
Long-Term Incentives
In-the-Money Value of Accelerated Stock Options	—	—	—	—	—	—	—
Value of Accelerated Restricted Stock	—	—	—	3,531,877	3,531,877	3,531,877	—
Value of Accelerated Performance Shares	—	—	—	3,271,875	3,271,875	3,271,875	—
In-the-Money Value of Stock Options Subject to Continued Vesting	—	—	—	—	—	—	—
Value of Restricted Stock Subject to Continued Vesting	—	—	348,997	—	—	—	348,997
Total Value: Incremental Benefits	—	—	348,997	10,936,848	7,183,752	6,803,752	348,997

        Mr. Donatelli will also be entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2008, these stock options had a cash value of $510,050.

DIRECTOR COMPENSATION

        The Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors at least annually and recommends changes to the Board when appropriate. Non-employee directors receive cash fees and equity awards for their service.

        In January 2009, the Compensation Committee recommended, and the Board of Directors approved, a 10% reduction to the cash fees payable to non-employee directors for the fiscal year ending December 31, 2009. The Compensation Committee made this recommendation in light of our ongoing cost reduction initiatives, which included the reductions in the 2009 base salary and target annual bonus opportunities of senior management.

        In 2008, non-employee directors received a $30,000 annual Board retainer, $3,000 for each in-person Board meeting and $1,500 for each telephonic Board meeting; and $1,000 for each in-person committee meeting and $750 for each telephonic committee meeting. An additional annual retainer of $40,000, $20,000 and $10,000 is paid to the Lead Director, the chair of the Audit Committee, and each other committee chair, respectively.

        In 2008, the number of meetings held by the Board of Directors and each committee was as follows:

  •
  6 Board meetings;

  •
  14 Audit Committee meetings;

  •
  7 Governance Committee meetings;

  •
  11 Compensation Committee meetings;

  •
  6 Finance Committee meetings; and

  •
  8 Mergers and Acquisitions Committee meetings.

        The table below summarizes the cash fees paid to non-employee directors for the fiscal year ended December 31, 2008.

Name	Board and Committee Retainers ($)	Board Meeting Fees ($)	Audit Committee Fees ($)	Corporate Governance and Nominating Committee Fees ($)		Leadership and Compensation Committee Fees ($)	Finance Committee Fees ($)	Mergers and Acquisitions Committee Fees ($)	Total Fees Paid ($)
Michael W. Brown	40,000	18,000	10,250	—		9,750	5,000	7,500	90,500
Michael J. Cronin	30,000	15,000	11,750	—		—	—	6,500	63,250
Gail Deegan	50,000	18,000	11,750	6,750		—	—	—	86,500
John R. Egan	40,000	18,000	—	—		—	5,000	7,500	70,500
W. Paul Fitzgerald	30,000	18,000	—	2,750	[1]	—	5,000	—	55,750
Olli-Pekka Kallasvuo	30,000	18,000	—	6,750		—	—	—	54,750
Edmund F. Kelly	30,000	15,000	—	—		—	5,000	—	50,000
Windle B. Priem	40,000	18,000	11,750	6,750		9,750	—	—	86,250
Paul Sagan	30,000	18,000	—	—		—	—	7,500	55,500
David N. Strohm	80,000	18,000	—	6,750		9,750	—	7,500	122,000

1
Mr. Fitzgerald resigned from the Governance Committee in May 2008.

        The table below summarizes the total compensation paid by EMC to each non-employee director for the fiscal year ended December 31, 2008.

Name	Fees Paid ($)	Stock Awards[1,2] ($)		Option Awards[1,3] ($)	All Other Compensation ($)	Total ($)
Michael W. Brown[4]	90,500	—	[5]	46,782	—	137,282
Michael J. Cronin	63,250	158,155		50,823	—	272,227
Gail Deegan	86,500	158,155		50,823	—	295,477
John R. Egan[4]	70,500	158,155		50,823	—	279,477
W. Paul Fitzgerald	55,750	158,155		50,823	—	264,727
Olli-Pekka Kallasvuo	54,750	150,942		52,103	—	257,795
Edmund F. Kelly	50,000	106,291		34,392	—	190,683
Windle B. Priem	86,250	158,155		50,823	—	295,227
Paul Sagan	55,500	106,291		34,392	—	196,183
David N. Strohm[4]	122,000	158,155		71,886	—	352,040

1
The amounts shown represent the grant date fair value for stock awards and stock options granted in 2008 and in prior years. These amounts represent the compensation costs for financial reporting purposes recognized for the year ended December 31, 2008 under FAS No. 123R rather than an amount paid to or realized by the non-employee director. The FAS No. 123R value as of the grant date for stock awards and stock options is spread over the number of months of service required for the grant to become non-forfeitable. The amount disclosed disregards estimates of forfeitures of awards that are otherwise included in the financial statement reporting for such awards. There can be no assurance that the FAS No. 123R amount will ever be realized. Assumptions used in the calculation of these amounts for awards granted in 2006, 2007 and 2008 are included in Note O to EMC's audited financial statements for the fiscal year ended December 31, 2008 included in EMC's Annual Report on Form 10-K filed with the Securities and Exchange Commission effective March 2, 2009.

2
The non-employee directors had the following outstanding stock awards at fiscal year end: Mr. Brown: 10,000; Mr. Cronin: 10,000; Ms. Deegan: 10,000; Mr. Egan: 10,000; Mr. Fitzgerald: 10,000; Mr. Kallasvuo: 10,000; Mr. Kelly: 10,000; Mr. Priem: 10,000; Mr. Sagan: 10,000; and Mr. Strohm: 10,000.

3
The non-employee directors had the following outstanding stock option awards at fiscal year end: Mr. Brown: 30,000; Mr. Cronin: 150,000; Ms. Deegan: 110,000; Mr. Egan: 110,000; Mr. Fitzgerald: 150,000; Mr. Kallasvuo: 40,000; Mr. Kelly: 10,000; Mr. Priem: 60,000; Mr. Sagan: 10,000; and Mr. Strohm: 113,200.

4
Messrs. Brown, Egan and Strohm also serve on the Board of Directors of VMware and receive the same compensation as the other non-employee directors of VMware.

5
Mr. Brown did not receive any stock awards in 2008. Previously, beginning in 2004, our non-employee directors were granted, once every three years, an option to purchase 30,000 shares of our Common Stock and an award of 30,000 shares of restricted stock. Mr. Brown received these awards in 2006. The awards vest in three equal annual installments on each of the first three anniversaries of the date of grant. As described below, in 2007, the form of equity compensation paid to non-employee directors was amended. Mr. Brown is expected to begin receiving the annual director awards in 2010.

Equity Compensation

        We grant the following equity awards to our non-employee directors on an annual basis under the 2003 Stock Plan:

  •
  an option to purchase 10,000 shares of Common Stock, which option is exercisable on the first anniversary of the date of grant; and

  •
  an award of 10,000 restricted stock units, which award vests on the first anniversary of the date of grant.

We refer to these awards as the "annual director awards."

        A non-employee director who joins the Board after an annual meeting will receive the annual director awards on or about the date of the first annual meeting of shareholders following his or her appointment to the Board. In addition, in limited circumstances and where deemed appropriate, non-employee directors may also be granted additional equity awards under the 2003 Stock Plan.

        Non-employee directors are subject to EMC's Stock Ownership Guidelines and are expected to own shares of our stock with a value equal to five times their annual Board retainer within three years after becoming subject to the guidelines.

Other Compensation

        Non-employee directors are eligible to participate in EMC's Deferred Compensation Retirement Plan, described on page 54 of this Proxy Statement. Under the plan, a non-employee director may elect to defer the receipt of director's fees. No non-employee director elected to defer receipt of fees for 2008. EMC does not match any deferred amounts or otherwise make any contributions to the accounts of any non-employee director.

        EMC pays or reimburses non-employee directors for travel expenses incurred in connection with attending Board, committee and shareholder meetings. Except as described in this section, non-employee directors do not receive any additional compensation for their services on the Board of Directors.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        The Audit Committee has adopted a written policy and procedures for the review, approval and ratification of transactions involving EMC and "related persons" (Directors and executive officers or their immediate family members, or shareholders beneficially owning more than five percent of the Common Stock). The policy covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which EMC or any of its subsidiaries was, is or will be a participant, in which the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

        All related person transactions are reviewed and, as appropriate, may be approved or ratified by the Audit Committee, or if time is of the essence, the Chair of the Audit Committee. If a Director is involved in the transaction, he or she may not participate in any review, approval or ratification of such transaction. Related person transactions are approved by the Audit Committee only if, based on all of the facts and circumstances, they are in, or not inconsistent with, the best interests of EMC and our shareholders, as the Audit Committee determines in good faith. The Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction. The Audit Committee may also impose such conditions as it deems necessary and appropriate on the Company or the related person in connection with the transaction.

        In the case of a transaction presented to the Audit Committee for ratification, the Audit Committee may ratify the transaction or determine whether rescission of the transaction is appropriate.

CERTAIN TRANSACTIONS

        In 2008, EMC leased certain real estate from Carruth Management LLC ("Carruth"), for which payments aggregated approximately $4 million. EMC initially assumed the lease in connection with its acquisition of Data General Corporation in 1999 and renewed it in 2003 for an additional ten-year term. John R. Egan, a Director of EMC, and his siblings are the beneficial owners of Carruth. EMC believes that the terms of this arrangement were fair and not less favorable to EMC than could have been obtained from unaffiliated parties.

        John R. Egan, a Director of EMC, is a managing partner and general partner in Egan-Managed Capital II, L.P., which holds an equity interest in Softrax Corporation ("Softrax") of greater than 10%. In 2008, we paid Softrax approximately $33,000 for renewal of software maintenance and licenses, and our subsidiary, VMware, amended an agreement with Softrax for the licensing, implementation and maintenance of Softrax software. The approximate value of the amended agreement with VMware is $880,000, of which approximately $480,000 was invoiced in 2008. In 2008, Softrax paid EMC approximately $1,500 for software maintenance services. EMC believes that the terms of these arrangements were fair and not less favorable to EMC than could have been obtained from unaffiliated parties.

        As a global employer of over 42,100 employees, EMC employs persons who are immediate family members of certain of our Directors or executive officers. A son-in-law of Joseph M. Tucci is a Commercial Sales District Manager of EMC. He earned approximately $288,000 during 2008 and was granted 1,350 stock options and 1,100 restricted stock units. A son of W. Paul Fitzgerald is a District Sales Manager of EMC. He earned approximately $332,000 during 2008 and was granted 1,080 stock options and 880 restricted stock units. A daughter of W. Paul Fitzgerald was an Associate General Counsel of EMC and earned approximately $115,000 during 2008; she resigned from EMC in May 2008. A son-in-law of W. Paul Fitzgerald is a Director, Finance of EMC. He earned approximately $145,000 during 2008 and was granted 2,000 stock options.

        The compensation paid to each immediate family member is in accordance with such family member's established compensation plan for the year, which plan includes performance-based compensation aligned to the attainment of defined goals, such as quota objectives for individuals involved in sales. Each of such employee's compensation plans is reviewed annually by his or her manager, and the earnings opportunity and performance objectives for such employees are consistent with the compensation plans of other EMC employees functioning in comparable roles. None of the executive officers or Directors who has an immediate family member employed by EMC has the authority to set such employee's compensation plan. EMC believes that the annual compensation paid to each of these employees is appropriate and comparable with the compensation paid for similar positions by other leading employers.

        John R. Egan, a Director of EMC, is the nephew of W. Paul Fitzgerald, a Director of EMC.

        In accordance with its written policy and procedures relating to related person transactions, the Audit Committee has approved each of the above transactions.

AUDIT COMMITTEE REPORT

        The Audit Committee assists the Board of Directors in overseeing the integrity of EMC's financial statements, EMC's compliance with legal requirements, the qualifications and independence of EMC's independent auditors, and the performance of EMC's internal and independent auditors. EMC's management has primary responsibility for the Company's financial statements as well as maintaining and monitoring a system of appropriate internal controls. The Audit Committee has four members, each of whom is an independent director under the NYSE's director independence standards and EMC's Categorical Standards of Independence and meets the independence criteria applicable to audit committee members under the Sarbanes-Oxley Act of 2002 and the SEC's implementing rules. The Audit Committee held 14 meetings in 2008.

        During 2008, senior members of EMC's financial and legal management participated in each of the Audit Committee's regularly scheduled meetings. During the course of the year, the Audit Committee had separate executive sessions with EMC's general counsel, independent auditors and the director of worldwide audit at which candid discussions regarding legal matters, financial reporting, internal controls and accounting systems and processes took place. The Audit Committee discussed with EMC's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also met on a regular basis without members of management or its independent auditors.

        The Audit Committee has reviewed with senior members of management EMC's policies and practices regarding risk assessment and risk management. The Audit Committee has also reviewed the adequacy and effectiveness of EMC's legal, regulatory, and ethical compliance programs, including our Business Conduct Guidelines.

        The Audit Committee has met, reviewed and discussed EMC's financial statements for the three years ended December 31, 2008 with EMC's management and EMC's independent auditors. The meeting included a discussion of the quality and not just the acceptability of the accounting principles applied, the reasonableness of the significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.

        The Audit Committee has discussed with EMC's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, "Communications with Audit Committees," as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Audit Committee has received the written disclosures and the letter from EMC's independent auditors required by the PCAOB regarding the auditors' communications with the Audit Committee concerning independence, and has discussed with EMC's independent auditors its independence. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to EMC is compatible with the auditors' independence.

        In 2008, the Audit Committee reviewed and discussed the requirements of, and EMC's compliance with, Section 404 of the Sarbanes-Oxley Act of 2002, including the PCAOB's Auditing Standard No. 5 regarding the audit of internal control over financial accounting.

        In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews EMC's quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of EMC's management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, and for preparing the financial statements, and of the independent auditors who are engaged to audit and report on the consolidated financial statements of EMC and the effectiveness of EMC's internal control over financial reporting.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in EMC's Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

                      AUDIT COMMITTEE

                      Gail Deegan, Chair
                      Michael W. Brown
                      Michael J. Cronin
                      Windle B. Priem

 SHAREHOLDER PROPOSALS FOR EMC'S 2010 ANNUAL MEETING

        To be eligible for inclusion in EMC's Proxy Statement for the 2010 Annual Meeting of Shareholders, shareholder proposals must be received at EMC's principal executive offices no later than November 26, 2009. Shareholder proposals should be addressed to: EMC Corporation, 176 South Street, Hopkinton, MA 01748, Attn: Paul T. Dacier, Executive Vice President, General Counsel and Assistant Secretary, Facsimile Number 508-497-8079.

ADVANCE NOTICE PROVISIONS

        Under our Bylaws, nominations for a Director may be made only by the Board of Directors, a nominating committee of the Board of Directors, a person appointed by the Board of Directors or by a shareholder entitled to vote who has delivered notice to the principal executive offices of EMC (containing certain information specified in the Bylaws) (i) not less than 95 days nor more than 125 days prior to the anniversary date of the preceding year's annual meeting, or (ii) if the meeting is called for a date not within thirty days before or after such anniversary date, not later than the close of business on the tenth day following the date notice of such meeting is mailed or made public, whichever is earlier.

        The Bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors, the presiding officer or by a shareholder entitled to vote at such annual meeting who has delivered notice to the principal executive offices of EMC (containing certain information specified in the Bylaws) (i) not less than 95 days nor more than 125 days prior to the anniversary date of the preceding year's annual meeting, or (ii) for a special meeting or an annual meeting called for a date not within thirty days before or after such anniversary date, not later than the close of business on the tenth day following the date notice of such meeting is mailed or made public, whichever is earlier.

        These requirements are separate and apart from the requirements that a shareholder must meet in order to have a shareholder proposal included in EMC's Proxy Statement under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary or Assistant Secretary of EMC at 176 South Street, Hopkinton, Massachusetts 01748.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires EMC's executive officers and Directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish EMC with all copies of Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, EMC believes that during the fiscal year ended December 31, 2008, all filing requirements were complied with in a timely fashion.

HOUSEHOLDING

        If you and other residents with the same last name at your mailing address are beneficial owners of shares, your bank or brokerage firm may have sent you a notice that your household will receive only one annual report, Notice of Internet Availability of Proxy Materials or proxy statement, as applicable, for each company in which you hold stock through that bank or brokerage firm. This practice of sending only one copy of proxy materials to each address is known as "householding." If you received a householding communication, your bank or brokerage firm will send one copy of EMC's 2009 Proxy Statement, Annual Report on Form 10-K for 2008 or Notice of Internet Availability of Proxy Materials, as applicable, to your address unless contrary instructions were given by any shareholder at that address. At the present time, EMC does not "household" for our shareholders of record.

        If you and others in your household who are beneficial owners of shares received more than one copy of the EMC proxy materials this year and you wish to receive a single copy of the proxy materials mailed to you in the future, please mark the designated box on your voting instruction form, follow the instructions provided when you vote over the Internet, or contact your bank or brokerage firm to request that only a single copy of the proxy materials be mailed to the shareholders at your address. If you and others sharing a single address hold your shares through multiple banks or brokerage firms, you will continue to receive at least one set of proxy materials from each bank or brokerage firm.

        You may revoke your consent to householding at any time by contacting Broadridge Financial Solutions, Inc. ("Broadridge"), either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. The revocation of your consent to householding will be effective 30 days following its receipt. Alternatively, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will promptly send a copy to you if you go to http://www.emc.com/about/investor-relations/index.htm and request a copy or if you address your written request to EMC Corporation, Investor Relations, 176 South Street, Hopkinton, MA 01748 or contact EMC Investor Relations at 866-362-6973.

Exhibit A

Categorical Standards of Independence

In order for a Director to qualify as "independent", the Board of Directors of EMC Corporation shall affirmatively determine that the Director does not have any material relationship with EMC (directly or as a partner, stockholder or officer of an organization that has a relationship with EMC). This determination shall be disclosed in EMC's proxy statement for each annual meeting of EMC. In this regard, the Board shall broadly consider all relevant facts and circumstances and has adopted the following categorical standards to assist it in making determinations of independence. In order to be considered independent:

1.
The Director must be independent pursuant to the corporate governance listing requirements of the New York Stock Exchange, as in effect from time to time.

2.
Furthermore, a Director should meet the following additional standards:

(a)
If a Director or any immediate family member is an executive officer, general partner or significant equity holder (in excess of 10%) of another company that makes payments to, or receives payments from, EMC for property or services, the amount of such payments, during the last fiscal year, does not exceed the greater of $1 million or 2% of the other company's consolidated gross revenues;

(b)
If a Director or any immediate family member is an executive officer, general partner or significant equity holder (in excess of 10%) of another company which is indebted to EMC, or to which EMC is indebted, the total amount of either company's indebtedness to the other during the last fiscal year does not exceed 1% of the total consolidated assets of the other company; and

(c)
If a Director is an executive officer of any tax exempt organization, EMC's contributions to the organization during the last fiscal year do not exceed the greater of $1 million or 2% of such charitable organization's consolidated gross receipts.

An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

The Board may determine that a Director who has, or whose immediate family member has, a relationship that does not meet the standards set forth in paragraph 2 is nonetheless independent. Any such determination and the basis for it will be disclosed in EMC's next proxy statement.

A-1

Exhibit B

EMC Corporation Amended and Restated 1989 Employee Stock
Purchase Plan, as amended May 6, 2009

Section 1. Purpose of Plan

        The EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan (the "Plan") is intended to provide a method by which eligible employees of EMC Corporation and its subsidiaries (collectively, the "Company") may use voluntary, systematic payroll deductions to purchase the Company's common stock, $.01 par value, ("stock") and thereby acquire an interest in the future of the Company. For purposes of the Plan, a subsidiary is any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock unless the Board of Directors of the Company (the "Board of Directors") determines that employees of a particular subsidiary shall not be eligible.

Section 2. Options to Purchase Stock

        Under the Plan as now amended, no more than 153,000,000 shares are available for purchase (subject to adjustment as provided in Section 16) pursuant to the exercise of options ("options") granted under the Plan to employees of the Company ("employees"). The stock to be delivered upon exercise of options under the Plan may be either shares of the Company's authorized but unissued stock, or shares of reacquired stock, as the Board of Directors shall determine.

Section 3. Eligible Employees

        Except as otherwise provided in Section 20, each employee who has completed three months or more of continuous service in the employ of the Company shall be eligible to participate in the Plan.

Section 4. Method of Participation

        The periods January 1 to June 30 and July 1 to December 31 of each year shall be option periods. Each person who will be an eligible employee on the first day of any option period may elect to participate in the Plan by executing and delivering, at least one business day prior to such day, a payroll deduction authorization in accordance with Section 5. Such employee shall thereby become a participant ("participant") on the first day of such option period and shall remain a participant until his or her participation is terminated as provided in the Plan.

Section 5. Payroll Deductions

        The payroll deduction authorization shall request withholding, at a rate of not less than 2% nor more than 15% from the participant's compensation (subject to a maximum of $7,500 per option period), by means of substantially equal payroll deductions over the option period; provided, however, that in the event any amount remaining in a participant's withholding account at the end of an option period (which would be equal to a fractional share) is rolled over to the opening balance in a participant's withholding account for the next option period pursuant to Section 8 below (a "rollover"), such amount will be applied to the last payroll deduction for the next option period, thereby reducing the amount of that payroll deduction; further provided that the maximum of $7,500 per option period shall be reduced by the amount of any rollover. For purposes of the Plan, "compensation" shall mean all cash compensation paid to the participant by the Company. A participant may elect to change the withholding rate of his or her payroll deduction authorization by written notice delivered to the Company at least one business day prior to the first day of the option period as to which the change is to be effective. Following delivery to the Company of any payroll deduction authorization or any election to change the withholding rate of a payroll deduction authorization, appropriate payroll deductions or changes thereto shall commence as soon as reasonably practicable. All amounts withheld in accordance with a participant's payroll deduction authorization shall be credited to a withholding account for such participant.

Section 6. Grant of Options

        Each person who is a participant on the first day of an option period shall as of such day be granted an option for such period. Such option shall be for the number of shares of stock to be determined by dividing (a) the balance in the participant's withholding account on the last day of the option period by (b) the purchase price per share of the stock determined under Section 7, and eliminating any fractional share from the quotient. In the event that the number of shares then available under the Plan is otherwise insufficient, the Company shall reduce on a substantially proportionate basis the number of shares of stock receivable by each participant upon exercise of his or her option for an option period and shall return the balance in a participant's withholding account to such participant. Notwithstanding the foregoing, in no event may a participant purchase more than 750 shares of stock in any one option period under the Plan.

Section 7. Purchase Price

        The purchase price of stock issued pursuant to the exercise of an option shall be 85% of the fair market value of the stock at (a) the time of grant of the option or (b) the time at which the option is deemed exercised, whichever is less. "Fair market value" shall mean the fair market value as determined from time to time by the Board of Directors or, where appropriate, by the Committee (defined below), taking into account all information which the Board of Directors, or the Committee, considers relevant.

Section 8. Exercise of Options

        If an employee is a participant in the Plan on the last business day of an option period, he or she shall be deemed to have exercised the option granted to him or her for that period. Upon such exercise, the Company shall apply the balance of the participant's withholding account to the purchase of the number of whole shares of stock determined under Section 6, and as soon as practicable thereafter shall issue and deliver certificates for said shares to the participant. No fractional shares shall be issued hereunder. Any balance accumulated in the participant's withholding account that is not sufficient to purchase a full share shall be retained in such account for any subsequent option period, subject to early withdrawal by the participant pursuant to Section 10. Any other monies remaining in the participant's withholding account after the date of exercise shall be promptly returned to the participant or his or her beneficiary (as applicable) in cash.

        Notwithstanding anything herein to the contrary, the Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all requirements of applicable federal and state laws and regulations (including any requirements as to legends) have been complied with, nor, if the outstanding stock is at the time listed on any securities exchange, unless and until the shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel.

Section 9. Interest

        No interest will be payable on withholding accounts.

Section 10. Cancellation and Withdrawal

        Effective January 1, 2002, on or prior to June 15 or December 15, as the case may be with respect to any applicable option period, a participant who holds an option under the Plan may cancel all (but not less than all) of his or her option by written notice delivered to the Company, in such form as the Company may prescribe. Any participant who delivers such written notice shall be deemed to have canceled his or her option, terminated his or her payroll deduction authorization with respect to the Plan and terminated his or her participation in the Plan, in each case, as of the date of such written notice. In the event that any June 15 or December 15, as the case may be with respect to the applicable option period, shall be a Saturday, Sunday or day on which banks in the Commonwealth of Massachusetts are required or permitted to close, a participant may cancel his or her option by written notice given on or prior to the last business day immediately preceding such date. Following delivery of any such notice, any balance in the participant's withholding account will be returned to such participant as soon as reasonably practicable. Any participant who has delivered such notice may elect to participate in the Plan in any future option period in accordance with the provisions of Section 4.

Section 11. Termination of Employment

        Except as otherwise provided in Section 12, upon the termination of a participant's employment with the Company for any reason whatsoever, he or she shall cease to be a participant, and any option held by him or her under the Plan shall be deemed cancelled, the balance of his or her withholding account shall be returned to him or her, and he or she shall have no further rights under the Plan. For purposes of this Section 11, a participant's employment will not be considered terminated in the case of a transfer to the employment of a subsidiary or to the employment of the Company and an individual's employment relationship will continue while such individual is on sick leave or other leave of absence approved by the Company or a subsidiary; provided, however, that if such leave of absence exceeds 90 days, and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to be terminated on the 91st day of such leave.

Section 12. Death of Participant

        In the event a participant holds any option hereunder at the time his or her employment with the Company is terminated by his or her death, whenever occurring, then his or her legal representative, may, by a writing delivered to the Company on or before the date such option is exercisable, elect either (a) to cancel any such option and receive in cash the balance in his or her withholding account, or (b) to have the balance in his or her withholding account applied as of the last day of the option period to the exercise of his or her option pursuant to Section 8, and have the balance, if any, in such account in excess of the total purchase price of the whole shares so issued returned in cash. In the event such legal representative does not file a written election as provided above, any outstanding option shall be treated as if an election had been filed pursuant to subparagraph 12(a) above.

Section 13. Participant's Rights Not Transferable, etc.

        All participants granted options under the Plan shall have the same rights and privileges. Each participant's rights and privileges under any option granted under the Plan shall be exercisable during his or her lifetime only by him or her, and shall not be sold, pledged, assigned, or otherwise transferred in any manner whatsoever except by will or the laws of descent and distribution. In the event any participant violates the terms of this Section, any options held by him or her may be terminated by the Company and, upon return to the participant of the balance of his or her withholding account, all his or her rights under the Plan shall terminate.

Section 14. Employment Rights

        Neither the adoption of the Plan nor any of the provisions of the Plan shall confer upon any participant any right to continued employment with the Company or a subsidiary or affect in any way the right of the Company to terminate the employment of such participant at any time.

Section 15. Rights as a Shareholder

        A participant shall have the rights of a shareholder only as to stock actually acquired by him or her under the Plan.

Section 16. Change in Capitalization

        In the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted hereunder, the maximum number of shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board of Directors, whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of the sale or transfer of substantially all the Company's assets (other than by the grant of a mortgage or security interest), all outstanding options shall thereupon terminate, provided that prior to the effective date of any such merger, consolidation or sale of assets, the Board of Directors shall either (a) return the balance in all withholding accounts and cancel all outstanding options, or (b) accelerate the exercise date provided for in Section 8, or (c) if there is a surviving or acquiring corporation, arrange to have that corporation or an affiliate of that corporation grant to the participants replacement options having equivalent terms and conditions as determined by the Board of Directors.

Section 17. Administration of Plan

        The Plan will be administered by the Board of Directors. The Board of Directors will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate hereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board of Directors shall be conclusive and shall bind all parties.

        The Board may, in its discretion, delegate its powers with respect to the Plan to an Employee Benefit Plan Committee or any other committee (the "Committee"), in which event all references to the Board of Directors hereunder, including without limitation the references in Section 17, shall be deemed to refer to the Committee. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

Section 18. Amendment and Termination of Plan

        The Board of Directors may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein) no such amendment will, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, (c) change the conditions for eligibility under the Plan, or (d) amend the provisions of this

Section 18 of the Plan, and no such amendment will adversely affect the rights of any participant (without his or her consent) under any option theretofore granted.

        The Plan may be terminated at any time by the Board of Directors, but no such termination shall adversely affect the rights and privileges of holders of the outstanding options.

Section 19. Approval of Shareholders

        The Plan shall be subject to the approval of the shareholders of the Company, which approval shall be secured within twelve months after the date the Plan is adopted by the Board of Directors. Notwithstanding any other provisions of the Plan, no option shall be exercised prior to the date of such approval.

Section 20. Limitations

        Notwithstanding any other provision of the Plan:

          (a)   An employee shall not be eligible to receive an option pursuant to the Plan if, immediately after the grant of such option to him or her, he or she would (in accordance with the provisions of Sections 423 and 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")) own or be deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the employer corporation or of its parent or subsidiary corporation, as defined in Section 424 of the Code.

          (b)   No employee shall be granted an option under this Plan that would permit his or her rights to purchase shares of stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any parent or subsidiary company to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the time the option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time, as provided in Sections 423 of the Code.

          (c)   No employee shall be granted an option under this Plan that would permit him or her to withhold more than $7,500 in each option period or $15,000 per calendar year, less the amount of any rollover.

          (d)   No employee whose customary employment is 20 hours or less per week shall be eligible to participate in the Plan.

        No independent contractor shall be eligible to participate in the Plan.

        From and after the initial public offering of VMware, Inc., (a) employees of VMware, Inc. and its direct and indirect subsidiaries will not be eligible to participate in the Plan and (b) any participant whose employment is transferred to VMware, Inc. or any of its direct or indirect subsidiaries shall automatically cease participation in the Plan and any balance in such participant's withholding account will be returned to such participant as soon as reasonably practicable.

Section 21. Jurisdiction and Governing Law.

        The Company and each participant in the Plan submit to the exclusive jurisdiction and venue of the federal or state courts of the Commonwealth of Massachusetts to resolve issues that may arise out of or relate to the Plan or the same subject matter. The Plan shall be governed by the laws of the Commonwealth of Massachusetts, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

Exhibit C

Proposed Amendment to Bylaws of EMC Corporation to Reduce the
Percentage of Shares Required for Shareholders to Call a Special Meeting of Shareholders

Section 2.2 of the Amended and Restated Bylaws of the Corporation shall be replaced in its entirety with the following:

        2.2.    Special Meetings.    Except as provided in the articles of organization with respect to the ability of holders of preferred stock to call a special meeting in certain circumstances, special meetings of the shareholders may be called by the president at the direction of the chairman of the board or by a majority of the directors, and shall be called by the secretary, or in case of the death, absence, incapacity or refusal of the secretary, by any other officer, upon the written request of shareholders who hold in the aggregate at least forty percent (40%) of all the votes entitled to be cast on any issue to be considered at the proposed special meeting. Such request shall state the purpose or purposes of the proposed meeting. A shareholder request for a special meeting shall be directed to the secretary and shall be signed and dated by each shareholder, or duly authorized agent of such shareholder, requesting the special meeting and shall be accompanied by the information required by Sections 2.4 or 3.2 of these bylaws, as applicable, as to any business proposed to be conducted and any nominations proposed to be presented at such special meeting and as to the shareholder(s) requesting the special meeting. A special meeting requested by shareholders shall be held on such date and at such time and place as shall be determined by the board of directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting is received by the secretary. Notwithstanding the foregoing, a special meeting requested by shareholders shall not be held if (a) the stated business to be brought before the special meeting is not a proper subject for shareholder action under applicable law, (b) the Board of Directors has called or calls for an annual meeting of shareholders to be held within ninety (90) days after the secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the shareholders' request, or (c) an annual or special meeting that included the business specified in the request (as determined in good faith by the Board of Directors) was held not more than ninety (90) days before the request to call the special meeting was received by the secretary.

        A shareholder may revoke a request for a special meeting at any time by written revocation delivered to the secretary, and if, following such revocation there are un-revoked requests from shareholders holding in the aggregate less than the requisite number of shares entitling the shareholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. If none of the shareholders who submitted the request for a special meeting appears or sends a qualified representative to present the nominations proposed to be presented or other business proposed to be conducted at the special meeting, the Corporation need not present such nominations or other business for a vote at such meeting. Business transacted at all special meetings shall be confined to the matters stated in the notice of special meeting. Business transacted at a special meeting requested by shareholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the shareholders at any special meeting requested by shareholders. The Chair of a special meeting shall determine all matters relating to the conduct of the meeting, including, but not limited to, determining whether any nomination or other item of business has been properly brought before the meeting in accordance with these bylaws, and if the Chair should so determine and declare that any nomination or other item of business has not been properly brought before the special meeting, then such business shall not be transacted at such meeting.

        As used in these bylaws, the expression "business day" means a day other than a day which, at a particular place, is a public holiday or a day other than a day on which banking institutions at such place are allowed or required, by law or otherwise, to remain closed.

C-1

Printed with soybean ink on Blended Groundwood, a stock produced with approximately 11% fewer trees than a comparable freesheet and also includes a pulp bleaching process, which minimizes the use of elemental chlorine, thereby reducing the release of environmental pollutants.

EMC CORPORATION 176 SOUTH STREET HOPKINTON, MA 01748-0368

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., E.D.T., the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by EMC Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., E.D.T., the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to EMC Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

EMCWL1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

EMC CORPORATION
THE BOARD OF DIRECTORS OF EMC CORPORATION UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL THE NOMINEES
LISTED BELOW, “FOR” ITEMS 2, 3 AND 4 AND “AGAINST” ITEM 5.
1.	TO ELECT THE ELEVEN MEMBERS
LISTED BELOW TO THE BOARD OF
	DIRECTORS.		For	Against	Abstain
Nominees:
	1a.	Michael W. Brown	☐	☐	☐

	1b.	Randolph L. Cowen	☐	☐	☐				For	Against	Abstain

	1c.	Michael J. Cronin	☐	☐	☐		1j.	David N. Strohm	☐	☐	☐

	1d.	Gail Deegan	☐	☐	☐		1k.	Joseph M. Tucci	☐	☐	☐

	1e.	John R. Egan	☐	☐	☐	2.	To ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC’s independent auditors for the fiscal year ending December 31, 2009, as described in EMC’s Proxy Statement.		☐	☐	☐

	1f.	W. Paul Fitzgerald	☐	☐	☐

	1g.	Edmund F. Kelly	☐	☐	☐	3.

To approve an amendment to the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan to increase by 30 million the number of shares of Common Stock available for grant under such plan, as described in EMC’s Proxy Statement.

									☐	☐	☐

	1h.	Windle B. Priem	☐	☐	☐

	1i.	Paul Sagan	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.					☐	4.	To approve an amendment to EMC’s Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, as described in EMC’s Proxy Statement.		☐	☐	☐
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.						5.	To act upon a shareholder proposal relating to an advisory vote on executive compensation, as described in EMC’s Proxy Statement.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report on Form 10-K and a Letter to Shareholders are available at www.proxyvote.com.

EMCWL2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS, MAY 6, 2009

The undersigned hereby appoints William J. Teuber, Jr. and Paul T. Dacier, and each of them, proxies with full power of substitution to each, to represent and to vote at the Annual Meeting of Shareholders of EMC Corporation, a Massachusetts corporation, to be held on May 6, 2009, at 10:00 a.m., E.D.T., at EMC’s facility at 176 South Street, Hopkinton, Massachusetts, and at any adjournments thereof, all the shares of Common Stock, par value $.01 per share, of EMC that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as such proxies or their substitutes may determine on any other matters that may properly come before the meeting.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE ELEVEN MEMBERS NOTED HEREON TO THE BOARD OF DIRECTORS TO SERVE FOR A ONE-YEAR TERM, RATIFYING THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS EMC’S INDEPENDENT AUDITORS FOR 2009, APPROVING AN AMENDMENT TO THE EMC CORPORATION AMENDED AND RESTATED 1989 EMPLOYEE STOCK PURCHASE PLAN, AND APPROVING AN AMENDMENT TO EMC’S BYLAWS TO REDUCE THE PERCENTAGE OF SHARES REQUIRED FOR SHAREHOLDERS TO CALL A SPECIAL MEETING OF SHAREHOLDERS, AND AGAINST THE SHAREHOLDER PROPOSAL RELATING TO AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, EACH AS DESCRIBED IN EMC’S PROXY STATEMENT. A VOTE FOR THE ELECTION OF DIRECTORS INCLUDES DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE IF ANY NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE